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                                                                   EXHIBIT 10.02

[UBS/PaineWebber Logo]



                                    COMMODITY
                                     FUTURES
                                     ACCOUNT
                                  DOCUMENTATION



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[UBS/PaineWebber Logo]
                            COMMODITY FUTURES ACCOUNT
                           DOCUMENTATION INSTRUCTIONS


Your Financial Advisor is available to assist you with any question you may have with regard to the following instructions. As will be explained below, only certain documents are required to open the type of account you elect.

If you have discussed your elections with your Financial Advisor, he or she may have removed from certain documents from this booklet that do not pertain to the type of account you plan to open.

All of the following documents must be completed to open a commodity futures account:

    RISK DISCLOSURE STATEMENTS FOR      Carefully read pages 1 through 4.
       FUTURES AND OPTIONS /            Acknowledge your receipt and
       ELECTRONIC TRADING AND ORDER     understanding of the enclosed risk
       ROUTING SYSTEMS DISCLOSURE       disclosure statements by signing the
       STATEMENT                        bottom of pages 3 and 4.

    RISK DISCLOSURE STATEMENTS FOR      Please remove and retain the "Client
       FUTURES AND OPTIONS /            Copy" of the enclosed risk disclosure
       ELECTRONIC TRADING AND ORDER     statements for your records (pages CC1
       DISCLOSURE ROUTING SYSTEMS       through CC4).
       STATEMENT (CLIENT COPY)

    CLIENT ACCOUNT APPLICATION          Complete pages 5 and 6 and sign at the
                                        bottom of page 6.

    STATEMENTS OF FINANCIAL CONDITION   Complete pages 7 and 8. Please read the
                                        Client Certification at the bottom of
                                        page 8 carefully and sign.

                                        You may substitute your own statements
                                        of financial condition, provided they
                                        contain all required information. Enter
                                        "See Attached Statement" when
                                        substitution is made and sign the
                                        Client Certification at the bottom of
                                        page 8.

                                        Corporate applicants and other business
                                        entities may provide a certified copy of audited statements of financial condition less than one year in age. Audited statements must include the auditors' qualifying statement and all accompanying notes.

    CONSENT TO CREDIT CHECK             Carefully read the statement on page 9
                                        and sign.

                                        This consent will be presented to any
                                        bank or financial institution we
                                        contact to verify the information
                                        provided on your account application
                                        and statements of financial condition.

    COMMODITY FUTURES CLIENT AGREEMENT  Carefully read pages 10 through 13.
                                        Acknowledge your agreement and
                                        understanding of 1) the Commodity
                                        Futures Client Agreement, 2) the
                                        Authorization to Transfer Funds and
                                        3) the Consent to Cross Transactions, by signing in the spaces provided on page 13.

    ARBITRATION AGREEMENT               Carefully read page 14. Acknowledge your
                                        agreement and understanding by signing
                                        the bottom of page 14. You need not sign this agreement to open an account with UBS PaineWebber.

    SUBORDINATION AGREEMENT             Carefully read page 15. Acknowledge your
                                        agreement and understanding by signing
                                        the bottom of page 15.

    FORM W-9 OR FORM W-8BEN             Select and complete the appropriate IRS
                                        Tax Certification form found on pages
                                        23 and 25.


                                      i

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[UBS/PaineWebber Logo]
                            COMMODITY FUTURES ACCOUNT
                           DOCUMENTATION INSTRUCTIONS


Select among the following documents based on account type and your elections:
    CONSENT TO ELECTRONIC DELIVERY OF   You may choose to receive statements
       STATEMENTS                       and confirmations relating to your
                                        account either by U.S. Mail, by
                                        electronic mail, or by facsimile.
                                        Please state your election(s) on page
                                        16. If you choose not to make this
                                        election, statements and confirmations
                                        relating to your account will be
                                        delivered by U.S. Mail.

    HEDGE ACCOUNT DESIGNATION AND       If you intend to use the futures market
       NOTICE                           for bona fide hedge purposes, provide
                                        the information requested on page 17 and acknowledge your agreement and understanding by signing the "Hedge
                                        Notice". This notice should be signed
                                        only if you request this option.

    TENANCY ACCOUNT                     If a joint account is to be opened,
                                        read page 18. All parties to the
                                        account must acknowledge and sign this
                                        agreement, either as Joint Tenants with
                                        Rights of Survivorship or as Tenants in
                                        Common.

    CORPORATE RESOLUTION                Corporate applicants must execute the
                                        certification on page 20 and provide
                                        the name, title and signature of
                                        persons authorized to act on behalf of
                                        the corporation.

    PARTNERSHIP FORM                    If the account application is being
                                        made on behalf of a partnership,
                                        complete and acknowledge your agreement
                                        and understanding of this document by
                                        signing page 21. Provide a list of
                                        General Partners on this form or on a
                                        separate sheet. All general partners
                                        must sign this document.

                                        Please furnish a copy of the current
                                        Partnership Agreement.

    SPECIAL TITLE AND MULTIPLE ACCOUNT  For special title or multiple accounts,
       DOCUMENT                         complete and sign page 22.

    DISCRETIONARY COMMODITY FUTURES     Additional documents will be provided
    ACCOUNT DOCUMENTS                   under separate cover for those
                                        applicants who wish to confer
                                        discretionary trading authority upon a
                                        third party.

Thank you for taking the time to complete these documents. Please return them to your UBS PaineWebber Financial Advisor to initiate processing.


                                      ii

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                                                                     ----
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                 RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 ----

                                - CLIENT COPY -
-- ---------- --


APPENDIX A TO CFTC RULE 1.55(c)

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering, and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

FUTURES

1.    EFFECT OF "LEVERAGE" OR "GEARING"

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are "leveraged" or "geared". A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit; this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.    RISK-REDUCING ORDERS OR STRATEGIES

The placing of certain orders (e.g., "stop-loss" orders, where permitted under local law, or "stop-limit" orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as "spread" and "straddle" positions may be as risky as taking simple "long" or "short" positions.

OPTIONS

3.    VARIABLE DEGREE OF RISK

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e., put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your Investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling ("writing" or "granting") an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position in the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is "covered" by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

                                      1

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                                                                     -----
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                 RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 -----

-- ---------- --

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS.

4.    TERMS AND CONDITIONS OF CONTRACTS.

You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g., the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5. SUSPENSION OR RESTRICTION OF TRADING AND PRICING RELATIONSHIPS.

Market conditions (e.g., illiquidity) and/or the operation of the rules of certain markets (e.g., the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6.    DEPOSITED CASH AND PROPERTY

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be prorated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.    COMMISSIONS AND OTHER CHARGES

Before you begin to trade, you should obtain a clear explanation of all commissions, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8.    TRANSACTIONS IN OTHER JURISDICTIONS

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection.

Before you trade you should inquire about any rule relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.    CURRENCY RISKS.

The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.   TRADING FACILITIES

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with facilities and systems, they are vulnerable to temporary disrupt or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearinghouse and/or member firms. Such limits may vary; you should ask the firm with which you deal for details in this respect.

11.   ELECTRONIC TRADING

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and Software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.   OFF-EXCHANGE TRANSACTIONS


                                      2

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                                                                     -----
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                  RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 -----


-- ---------- --

In some jurisdictions, and only then in restricted circumstances firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterpart to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.


                                      3

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                                                                    -----
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                 RD
                             FOR FUTURES AND OPTIONS                -----
ACCOUNT NUMBER

-- ---------- --

THIS STATEMENT IS FURNISHED TO YOU BECAUSE RULE 190.10(C) OF THE COMMODITY FUTURES TRADING COMMISSION REQUIRES IT FOR REASONS OF FAIR NOTICE UNRELATED TO THIS COMPANY'S CURRENT FINANCIAL CONDITION:

1. YOU SHOULD KNOW THAT, IN THE UNLIKELY EVENT OF THIS COMPANY'S BANKRUPTCY, PROPERTY, INCLUDING PROPERTY SPECIFICALLY TRACEABLE TO YOU, WILL BE RETURNED, TRANSFERRED, OR DISTRIBUTED TO YOU, OR ON YOUR BEHALF, ONLY TO THE EXTENT OF YOUR PRO RATA SHARE OF ALL PROPERTY AVAILABLE FOR DISTRIBUTION TO CLIENTS.

2. NOTICE CONCERNING THE TERMS FOR THE RETURN OF SPECIFICALLY IDENTIFIABLE PROPERTY WILL BE BY PUBLICATION IN A NEWSPAPER OF GENERAL CIRCULATION.

3. THE COMMISSION'S REGULATIONS CONCERNING BANKRUPTCIES OF COMMODITY BROKERS CAN BE FOUND AT 17 CODE OF FEDERAL REGULATIONS PART 190.

                      --------------------------------

SUPPLEMENTAL DISCLOSURE PURSUANT TO CFTC REGULATION 1.46, APPLICABLE TO "HELD-OPEN" ACCOUNTS

If held open, offsetting long and short positions in separate accounts may result in the charging of additional fees and commission and the payment of additional margin, although offsetting positions will result in no additional market gain or loss.

                      --------------------------------

ACKNOWLEDGEMENT OF RECEIPT OF THE RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS, THE DISCLOSURE STATEMENT FOR NON-CASH MARGIN AND THE
SUPPLEMENTAL DISCLOSURE FOR "HELD-OPEN" ACCOUNTS

Client hereby acknowledges that he has received and understands the RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS provided pursuant to CFTC Regulation 1.55c, the DISCLOSURE STATEMENT FOR NON-CASH MARGIN provided pursuant to CFTC Regulation 190.10(c), and the SUPPLEMENTAL DISCLOSURE FOR HELD-OPEN ACCOUNTS provided pursuant to CFTC Regulation 4.16.


   --------------------------------         -----------------------------
    AUTHORIZED SIGNATURE                      DATE


   --------------------------------         -----------------------------
    JOINT APPLICANT'S SIGNATURE               DATE

                                       4

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                                                                     ------
[UBS/PaineWebber Logo]    ELECTRONIC TRADING AND ORDER                 RD
ACCOUNT NUMBER             ROUTING SYSTEMS DISCLOSURE                ------
                                    STATEMENT
-- ---------- --

Electronic trading and order routing systems differ from traditional open outcry pit trading and manual order routing methods. Transactions using an electronic system are subject to the rules and regulations of the exchange(s) offering the system and/or listing the contract. Before you engage in transactions using an electronic system, you should carefully review the rules and regulations of the exchange(s) offering the system and/or listing contracts you intend to trade.*

DIFFERENCES AMONG ELECTRONIC TRADING SYSTEMS

Trading or routing orders through electronic systems varies widely among the different electronic systems. You should consult the rules and regulations of the exchange offering the electronic system and/or listing the contract traded or order routed to understand, among other things, in the case of trading systems, the system's order matching procedure, opening and closing procedures and prices, error trade policies, and trading limitations or requirements; and in the case of all systems, qualifications for access and grounds for termination and limitations on the types of orders that may be entered into the system. Each of these matters may present different risk factors with respect to trading on or using a particular system. Each system may also present risks related to system access, varying response times, and security. In the case of Internet-based systems, there may be additional types of risks related to system access, varying response times and security, as well as, risks related to service providers and the receipt and monitoring of electronic mail.

RISKS ASSOCIATED WITH SYSTEM FAILURE

Trading through an electronic trading or order routing system exposes you to risks associated with system or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority.

SIMULTANEOUS OPEN OUTCRY PIT AND ELECTRONIC TRADING

Some contracts offered on an electronic trading system may be traded electronically and through open outcry during the same trading hours. You should review the rules and regulations of the exchange offering the system and/or listing the contract to determine how orders that do not designate a particular process will be executed.

LIMITATION OF LIABILITY

Exchanges offering an electronic trading or order routing system and/or listing the contract may have adopted rules to limit their liability, the liability of FCM's, and software and communication system vendors and the amount of damages you may collect for system failure and delays. These limitations of liability provisions vary among the exchanges. You should consult the rules and regulations of the relevant exchange(s) in order to understand these liability limitations.

ACKNOWLEDGEMENT OF RECEIPT OF THE ELECTRONIC TRADING AND ORDER ROUTING SYSTEMS DISCLOSURE STATEMENT

Client hereby acknowledges that he has received and understands the ELECTRONIC TRADING AND ORDER ROUTING DISCLOSURE STATEMENT that has been provided.


   --------------------------------         -----------------------------
    AUTHORIZED SIGNATURE                      DATE


   --------------------------------         -----------------------------
    JOINT APPLICANT'S SIGNATURE               DATE

------------------------------------------------------------------------------
* Each exchange's relevant rules are available upon request from the industry professional with whom you have an account. Some exchange's relevant rules also are available on the exchange's Internet home page.

                                       5
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                                                                     ------
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                  RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 ------

                                - CLIENT COPY -
-- ---------- --


APPENDIX A TO CFTC RULE 1.55(c)

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering, and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

FUTURES

1.    EFFECT OF "LEVERAGE" OR "GEARING"

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are "leveraged" or "geared". A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit; this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.    RISK-REDUCING ORDERS OR STRATEGIES

The placing of certain orders (e.g., "stop-loss" orders, where permitted under local law, or "stop-limit" orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as "spread" and "straddle" positions may be as risky as taking simple "long" or "short" positions.

OPTIONS

3.    VARIABLE DEGREE OF RISK

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e., put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your Investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling ("writing" or "granting") an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position in the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is "covered" by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS.

4.    TERMS AND CONDITIONS OF CONTRACTS.

You should ask the firm with which you deal about

                                     CC 1
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                                                                     ------
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                  RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 ------

                                - CLIENT COPY -
-- ---------- --

the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g., the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.     SUSPENSION OR RESTRICTION OF TRADING AND PRICING RELATIONSHIPS.

Market conditions (e.g., illiquidity) and/or the operation of the rules of certain markets (e.g., the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6.    DEPOSITED CASH AND PROPERTY

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be prorated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.    COMMISSIONS AND OTHER CHARGES

Before you begin to trade, you should obtain a clear explanation of all commissions, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8.     TRANSACTIONS IN OTHER JURISDICTIONS

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection.

Before you trade you should inquire about any rule relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.    CURRENCY RISKS.

The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.   TRADING FACILITIES

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with facilities and systems, they are vulnerable to temporary disrupt or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary; you should ask the firm with which you deal for details in this respect.

11.    ELECTRONIC TRADING

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and Software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.   OFF-EXCHANGE TRANSACTIONS

In some jurisdictions, and only then in restricted

                                     CC 2
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                                                                     ------
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                  RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 ------

                                - CLIENT COPY -
-- ---------- --

circumstances firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterpart to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

                                     CC 3

                                                                     ------
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                  RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 ------

                                - CLIENT COPY -
-- ---------- --


THIS STATEMENT IS FURNISHED TO YOU BECAUSE RULE 190.10(C) OF THE COMMODITY FUTURES TRADING COMMISSION REQUIRES IT FOR REASONS OF FAIR NOTICE UNRELATED TO THIS COMPANY'S CURRENT FINANCIAL CONDITION:

1. YOU SHOULD KNOW THAT, IN THE UNLIKELY EVENT OF THIS COMPANY'S BANKRUPTCY, PROPERTY, INCLUDING PROPERTY SPECIFICALLY TRACEABLE TO YOU, WILL BE RETURNED, TRANSFERRED, OR DISTRIBUTED TO YOU, OR ON YOUR BEHALF, ONLY TO THE EXTENT OF YOUR PRO RATA SHARE OF ALL PROPERTY AVAILABLE FOR DISTRIBUTION TO CLIENTS.

2. NOTICE CONCERNING THE TERMS FOR THE RETURN OF SPECIFICALLY IDENTIFIABLE PROPERTY WILL BE BY PUBLICATION IN A NEWSPAPER OF GENERAL CIRCULATION.

3. THE COMMISSION'S REGULATIONS CONCERNING BANKRUPTCIES OF COMMODITY BROKERS CAN BE FOUND AT 17 CODE OF FEDERAL REGULATIONS PART 190.


SUPPLEMENTAL DISCLOSURE PURSUANT TO CFTC REGULATION 1.46, APPLICABLE TO "HELD-OPEN" ACCOUNTS

If held open, offsetting long and short positions in separate accounts may result in the charging of additional fees and commission and the payment of additional margin, although offsetting positions will result in no additional market gain or loss.

                                     CC 4

                                                                     ------
[UBS/PaineWebber Logo]      RISK DISCLOSURE STATEMENT                  RD
ACCOUNT NUMBER               FOR FUTURES AND OPTIONS                 ------

                                - CLIENT COPY -
-- ---------- --


Electronic trading and order routing systems differ from traditional open outcry pit trading and manual order routing methods. Transactions using an electronic system are subject to the rules and regulations of the exchange(s) offering the system and/or listing the contract. Before you engage in transactions using an electronic system, you should carefully review the rules and regulations of the exchange(s) offering the system and/or listing contracts you intend to trade.*

DIFFERENCES AMONG ELECTRONIC TRADING SYSTEMS

Trading or routing orders through electronic systems varies widely among the different electronic systems. You should consult the rules and regulations of the exchange offering the electronic system and/or listing the contract traded or order routed to understand, among other things, in the case of trading systems, the system's order matching procedure, opening and closing procedures and prices, error trade policies, and trading limitations or requirements; and in the case of all systems, qualifications for access and grounds for termination and limitations on the types of orders that may be entered into the system. Each of these matters may present different risk factors with respect to trading on or using a particular system. Each system may also present risks related to system access, varying response times, and security. In the case of Internet-based systems, there may be additional types of risks related to system access, varying response times and security, as well as, risks related to service providers and the receipt and monitoring of electronic mail.

RISKS ASSOCIATED WITH SYSTEM FAILURE

Trading through an electronic trading or order routing system exposes you to risks associated with system or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority.

SIMULTANEOUS OPEN OUTCRY PIT AND ELECTRONIC TRADING

Some contracts offered on an electronic trading system may be traded electronically and through open outcry during the same trading hours. You should review the rules and regulations of the exchange offering the system and/or listing the contract to determine how orders that do not designate a particular process will be executed.

LIMITATION OF LIABILITY

Exchanges offering an electronic trading or order routing system and/or listing the contract may have adopted rules to limit their liability, the liability of FCM's, and software and communication system vendors and the amount of damages you may collect for system failure and delays. These limitations of liability provisions vary among the exchanges. You should consult the rules and regulations of the relevant exchange(s) in order to understand these liability limitations.

------------------------------------------------------------------------------
* Each exchange's relevant rules are available upon request from the industry professional with whom you have an account. Some exchange's relevant rules also are available on the exchange's Internet home page.

                                     CC 5

                                                                     ------
[UBS/PaineWebber Logo]           CLIENT FUTURES                        AC
ACCOUNT NUMBER                 ACCOUNT APPLICATION                   ------

-- ---------- --


GENERAL INFORMATION - PLEASE PRINT OR TYPE
---------------------------------------------------------------------------------------------------------------------------------
1.  CHECK TYPE OF ACCOUNT (Check all applicable boxes)
    / /  Individual  / /  Joint   / /  Discretionary   / /  Managed Account   / /  Trust   / /  Pension Fund
    / /  General Partnership   / /  Limited Partnership   / /  Sole Proprietor   / /  Corporate   / /  Commodity Pool
    / /  LLC   / /  LLP   / /  Mutual Fund   / /  Bank   / /  Insurance Company  / /  Hedge Fund

---------------------------------------------------------------------------------------------------------------------------------
2.  Account Title:

---------------------------------------------------------------------------------------------------------------------------------
3.  Street Address:

    City:                       State/Province:             Country:                    Zip/Mail Code:
---------------------------------------------------------------------------------------------------------------------------------
4.  Years at Present Address:
                                                               / /  Own      / /  Rent
---------------------------------------------------------------------------------------------------------------------------------
5.  Telephone Number:         Home:                       Business:
                                   Fax Number:                 E-mail Address:
---------------------------------------------------------------------------------------------------------------------------------
6.  List Social Security or Tax Identification Number   7. Date of Birth   8. Marital Status  9. Number of Dependents
                                                              / /
---------------------------------------------------------------------------------------------------------------------------------
10. Employer and Nature of Employment:

---------------------------------------------------------------------------------------------------------------------------------
11. Spouse's Name:                                        Spouse's Employment:

---------------------------------------------------------------------------------------------------------------------------------
12. Banking References:

  Bank Name & Address        Type of Account          Date Opened           Account Number        Current Balance
-----------------------  -----------------------  -------------------  ------------------------  -----------------

-----------------------  -----------------------  -------------------  ------------------------  -----------------

-----------------------  -----------------------  -------------------  ------------------------  -----------------
---------------------------------------------------------------------------------------------------------------------------------
13. Brokerage Account with Other Firms/Past Investment Experience
  Firm Name & Address         Type of Account          Date Opened          Account Number     Current Account Equity
-----------------------  -----------------------  -------------------  ------------------------  -----------------
                          / / Commodity/Futures
                          / / Securities/Bonds
                          / / Options
                          / / Other
---------------------------------------------------------------------------------------------------------------------------------
                          / / Commodity/Futures
                          / / Securities/Bonds
                          / / Options
                          / / Other
---------------------------------------------------------------------------------------------------------------------------------
14. Have you previously traded commodity futures/options on futures?   / /  Yes  / /  No     Foreign currency?  / /  Yes  / /  No
---------------------------------------------------------------------------------------------------------------------------------
15. Investment Experience            16. Investment Return Objectives    17. Risk Profile

    STATE YOUR NUMBER OF YEARS OF    SELECT ONE RETURN OBJECTIVE:        SELECT A PRIMARY RISK PROFILE AND,
    TRADING EXPERIENCE IN EACH                                           IF APPLICABLE, A SECONDARY RISK
    PRODUCT:                                                             PROFILE:
    Equities ___   Futures    ___    / /  Current Income                 / /        Conservative        / /
    Bonds    ___   Other      ___    / /  Capital Appreciation           / /          Moderate          / /
    Options  ___                     / /  Current Income & Capital       / /   Aggressive/Speculative   / /
                                           Appreciation
---------------------------------------------------------------------------------------------------------------------------------
18. Is futures trading your principal business?           / /  Yes  / /  No
    Is foreign currency trading your principal business?  / /  Yes  / /  No
---------------------------------------------------------------------------------------------------------------------------------
19. List all other UBS PaineWebber accounts in your name:

---------------------------------------------------------------------------------------------------------------------------------
20. Do you have a 10% or more ownership interest in any other UBS PaineWebber account(s)?   / /  Yes  / /  No
    If yes, please list UBS PaineWebber account numbers:
---------------------------------------------------------------------------------------------------------------------------------
21. Do you control the trading in any other UBS PaineWebber account(s)?    / /  Yes  / /  No

                                                                     ------
[UBS/PaineWebber Logo]           CLIENT FUTURES                        AC
ACCOUNT NUMBER                 ACCOUNT APPLICATION                   ------

-- ---------- --

    If yes, please list UBS PaineWebber account numbers:
---------------------------------------------------------------------------------------------------------------------------------
22. Are you trading / / own funds or / / funds on behalf of third parties in this account?
---------------------------------------------------------------------------------------------------------------------------------
23. If you intend to confer discretionary trading authority to an agent, provide the name of the agent and specify the nature of the agent's relationship to the account owner:
    / /  None   / /  Third Party   / /  Your UBS PaineWebber Financial Advisor   / /  Commodity Trading Advisor
---------------------------------------------------------------------------------------------------------------------------------
24. Are you or is any person or entity with trading discretion over this account registered with the Commodity Futures Trading
    Commission or a member of the National Futures Association?  / /  Yes  / /  No
    If so, in what capacity?
              / / Commodity Trading Advisor   / /  Commodity Pool Operator  / /  Futures Commission Merchant

              / / Associated Person           / /  Introducing Broker       / /  Floor Broker

              / / Other (Specify Title)
---------------------------------------------------------------------------------------------------------------------------------
25. The undersigned hereby authorizes duplicate monthly account statements, confirmations, purchase and sale statements and all other communications or notifications to be sent to the following:


---------------------------------------------------------------------------------------------------------------------------------
The Client by and through the undersigned authorized officer confirms the above information is correct and will promptly notify
UBS PaineWebber if any of the information in the Account Application becomes inaccurate or ceases to be true, complete or correct. The Client authorizes UBS PaineWebber to verify the information contained in this application.


     ----------------------------------------------------         ----------------------------------------------
      APPLICANT'S SIGNATURE OR AUTHORIZED SIGNATURE                 DATE



     ----------------------------------------------------         ----------------------------------------------
      JOINT APPLICANT'S SIGNATURE                                   DATE

---------------------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR AND BRANCH OFFICE MANAGER:
      I have examined and confirmed the Client's background. I certify I am registered with the CFTC/NFA.
      I suggest a trading limit of ___________________________.
                                   Recommended position limit,
                                     in Dollars or contracts.


     ----------------------------------------------------         ----------------------------------------------
      NFA Registered Commodity Representative Signature             DATE



     ----------------------------------------------------         ----------------------------------------------
      NFA Registered Branch Office Manager Signature                DATE

                                                                     ------
[UBS/PaineWebber Logo]            STATEMENT OF                         KM
ACCOUNT NUMBER                 FINANCIAL CONDITION                   ------

-- ---------- --


---------------------------------------------------------------------------------------------------------------------
STATEMENT OF FINANCIAL CONDITION AS OF _________________________

           ASSETS                          In Dollars               LIABILITIES                          In Dollars
  (DO NOT include assets of               (Omit Cents)                                                  (Omit Cents)
       doubtful value)
---------------------------------------------------------------------------------------------------------------------
Cash on hand and on deposit               $               Notes payable to banks (Secured)             $
---------------------------------------- --------------- -------------------------------------------- ---------------
Marketable securities held by broker(s)   $               Notes payable to banks (Unsecured)           $
---------------------------------------- --------------- -------------------------------------------- ---------------
Other marketable securities (Schedule A)  $               Due to brokers                               $
---------------------------------------- --------------- -------------------------------------------- ---------------
Non-marketable securities (Schedule B)    $               Accounts payable to others (Secured)         $
---------------------------------------- --------------- -------------------------------------------- ---------------
Restricted or control stocks              $               Accounts payable to others (Unsecured)       $
---------------------------------------- --------------- -------------------------------------------- ---------------
Real estate owned (Schedule C)            $               Accounts and bills due                       $
---------------------------------------- --------------- -------------------------------------------- ---------------
Notes and loans receivable                $               Unpaid income tax                            $
---------------------------------------- --------------- -------------------------------------------- ---------------
Automobiles and other personal property   $               Other unpaid taxes and interest              $
---------------------------------------- --------------- -------------------------------------------- ---------------
                                                          Real estate mortgagees payable (Schedule C)  $
---------------------------------------- --------------- -------------------------------------------- ---------------
Other assets - itemized                   $               Other debits - itemized                      $
---------------------------------------- --------------- -------------------------------------------- ---------------

---------------------------------------- --------------- -------------------------------------------- ---------------

---------------------------------------- --------------- -------------------------------------------- ---------------

---------------------------------------- --------------- -------------------------------------------- ---------------

---------------------------------------- --------------- -------------------------------------------- ---------------

---------------------------------------- --------------- -------------------------------------------- ---------------

---------------------------------------- --------------- -------------------------------------------- ---------------
TOTAL ASSETS                              $               TOTAL LIABILITIES                            $
---------------------------------------- --------------- -------------------------------------------- ---------------

                                                         -------------------------------------------- ---------------
                                                          NET WORTH (TOTAL ASSETS - TOTAL LIABILITIES) $
                                                         -------------------------------------------- ---------------

-------------------------------------------------------- ------------------------------------------------------------
          SOURCES OF INCOME FOR YEAR ENDED                                  PERSONAL INFORMATION
-------------------------------------------------------- ------------------------------------------------------------
Salary                                    $               Are you a partner or officer in any other venture?  If so,
--------------------------------------------------------  describe.
Bonus                                     $
--------------------------------------------------------
Commission income                         $
--------------------------------------------------------
Dividends and interest                    $
--------------------------------------------------------
Real estate income                        $
-------------------------------------------------------- ------------------------------------------------------------
                                                          Are any assets pledged other than as described on schedule?
--------------------------------------------------------  If so, describe.

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

-------------------------------------------------------- ------------------------------------------------------------
TOTAL INCOME                              $               Are you a defendant in any suit or legal action? If so,
--------------------------------------------------------  describe.
                 CONTINGENT LIABILITIES
--------------------------------------------------------
Do you have any contingent liabilities? If so, describe.


-------------------------------------------------------- ------------------------------------------------------------
As endorser, co-maker or guarantor?       $               Have you ever been declared bankrupt? If so, describe.
--------------------------------------------------------
On lease or contracts?                    $
--------------------------------------------------------
Legal claims                              $
--------------------------------------------------------
Other special debt                        $
-------------------------------------------------------- ------------------------------------------------------------
Amount of contested income tax liens      $               Income Tax settled through (date)
-------------------------------------------------------- ------------------------------------------------------------

                                                                     ------
[UBS/PaineWebber Logo]            STATEMENT OF                         KM
ACCOUNT NUMBER                 FINANCIAL CONDITION                   ------

-- ---------- --



SCHEDULE A -U.S. GOVERNMENTS & MARKETABLE SECURITIES

-----------------------------------------------------------------------------------------------
    Number of Shares or                                                              Are These
    Face Value of Bonds    Description   In The Name Of      Cost     Market Value   Pledged?
-------------------------- -----------  ----------------  ---------- -------------- ----------

-------------------------- -----------  ----------------  ---------- -------------- ----------

-------------------------- -----------  ----------------  ---------- -------------- ----------

-------------------------- -----------  ----------------  ---------- -------------- ----------

-------------------------- -----------  ----------------  ---------- -------------- ----------

-----------------------------------------------------------------------------------------------


SCHEDULE B - NON-MARKETABLE SECURITIES

---------------------------------------------------------------------------------------------------------
                                                                                  Are These   Source of
    Number of Shares    Description   In The Name Of      Cost     Market Value   Pledged?    Valuation
----------------------- -----------  ----------------  ---------- -------------- ----------- -----------

----------------------- -----------  ----------------  ---------- -------------- ----------- -----------

----------------------- -----------  ----------------  ---------- -------------- ----------- -----------

----------------------- -----------  ----------------  ---------- -------------- ----------- -----------

----------------------- -----------  ----------------  ---------- -------------- ----------- -----------

---------------------------------------------------------------------------------------------------------


SCHEDULE C - REAL ESTATE OWNED

-----------------------------------------------------------------------------------------------------------
                 Address & Type of                                                   Mortgage    Mortgage
 Date Acquired       Property       Title In The Name Of     Cost    Market Value     Amount     Maturity
--------------- ------------------ ----------------------  -------- --------------  ---------- ------------

--------------- ------------------ ----------------------  -------- --------------  ---------- ------------

--------------- ------------------ ----------------------  -------- --------------  ---------- ------------

--------------- ------------------ ----------------------  -------- --------------  ---------- ------------

--------------- ------------------ ----------------------  -------- --------------  ---------- ------------

-----------------------------------------------------------------------------------------------------------


SCHEDULE D - BANKS OR FINANCE COMPANIES WHERE CREDIT HAS BEEN OBTAINED

-------------------------------------------------------------------------------------------------------------------
  Name & Address of                                                                                    Origination
        Lender       Secured Or Unsecured?   Credit In The Name Of   High Credit    Current Balance        Date
-------------------- ---------------------- ----------------------- -------------- ------------------ -------------

-------------------- ---------------------- ----------------------- -------------- ------------------ -------------

-------------------- ---------------------- ----------------------- -------------- ------------------ -------------

-------------------- ---------------------- ----------------------- -------------- ------------------ -------------

-------------------- ---------------------- ----------------------- -------------- ------------------ -------------

-------------------------------------------------------------------------------------------------------------------

The undersigned client ("Client") certifies that each side of Statement of Financial Condition has been carefully read and that the information inserted herein is true and correct. If there is any material change Client's financial condition, Client will immediately notify UBS PaineWebber of such change in writing. Client hereby authorizes UBS PaineWebber to contact such banks, financial institutions, trade references, and credit agencies as UBS PaineWebber shall deem appropriate for verification of the information contained herein. Acceptance of these terms does not guarantee that the account applied for will be approved or, if approved, allowed to be maintained.


---------------------------------------------        -------------------------
APPLICANT'S SIGNATURE OR AUTHORIZED SIGNATURE          DATE



---------------------------------------------        -------------------------
JOINT APPLICANT'S SIGNATURE                            DATE

                                                                     ------
[UBS/PaineWebber Logo]       CONSENT TO CREDIT CHECK                   KM
ACCOUNT NUMBER                                                       ------

-- ---------- --


Client hereby acknowledges and consents to UBS PaineWebber's right to verify, at any time and from time to time, the financial information provided in connection with Client's application to open and maintain any and all accounts with UBS PaineWebber, and authorizes UBS PaineWebber to contact such banks, financial institutions, trade references, and credit reporting agencies as UBS PaineWebber deems appropriate. Upon Client's written request, UBS PaineWebber will provide the name and address of any consumer credit reporting agency contacted in connection with Client's accounts application or the continued maintenance of any account with UBS PaineWebber.

Acceptance these terms does not guarantee that the account applied for will be approved or, if approved, allowed to be maintained.


   ----------------------------------       --------------------------------
    AUTHORIZED SIGNATURE                      DATE



   ----------------------------------       --------------------------------
    JOINT APPLICANT'S SIGNATURE               DATE

                                                                     ------
[UBS/PaineWebber Logo]       COMMODITY FUTURES                         CA
ACCOUNT NUMBER               CLIENT AGREEMENT                        ------

-- ---------- --

In consideration of UBS PaineWebber opening and maintaining one or more accounts (whether designated by name, number or otherwise) and acting as futures commission merchant ("FCM") for the undersigned Client for the purchase, acquisition, sale (including short sales), exchange, pledge of, or to otherwise possess, transfer, dispose of, realize upon and generally deal or invest in Contracts (as herein defined) and related securities transactions, the undersigned agrees as follows:

1.    DEFINITIONS

In this Agreement, "Client" means the individual(s) or the entity whose representative(s) sign below, and that individual or entity's heirs, successors, subsidiaries, correspondents, affiliates and assigns. "UBS PaineWebber" means UBS PaineWebber Incorporated, its successor firms, subsidiaries, correspondents, affiliates and assigns. "Account" includes any and all accounts opened and maintained by UBS PaineWebber on Client's behalf. "Contracts" include physical commodities and options thereon, "exchange-for-physical" transactions, commodity futures and options thereon, forward and leverage contracts, and foreign exchange contracts and options and futures thereon, whether traded on U.S. contract markets or elsewhere. "Property" means all Contracts and securities, including, but not limited, to cash, stocks, options, bonds, notes, certificates of deposit and other obligations.

2.    APPLICABLE RULES

All transactions for the Account of Client shall be subject to this Agreement and all applicable federal and state laws, and the regulations of all applicable foreign, federal, state and self-regulatory agencies, as well as the constitution, by-laws, rules, regulations, customs and usage of the commodity exchange or market, and its clearing house as in effect from time to time, if any, where the transactions are executed.

3.    CREDIT INQUIRY

Client understands that inquiries may be made from time to time pertaining to Client's credit standing and hereby authorizes such inquiries. If such inquiries are made, Client has the right to make a written request for a complete disclosure of their nature and scope. Client agrees to notify UBS PaineWebber in writing in the event of any material change in circumstances pertaining to the matters represented herein or in Client's financial statement.

4.    TRADING SESSION

Client understands and acknowledges that UBS PaineWebber may provide brokerage services for the trading of Contracts on or subject to the rules of various exchanges and, at various times, in accordance with UBS PaineWebber policy. Client further acknowledges that this Agreement does not entitle Client to participate in any particular exchange session unless permitted by UBS PaineWebber in its sole discretion

5.    TRADING RECOMMENDATIONS

Client acknowledges that any trading recommendation or information furnished by UBS PaineWebber is provided without any warranty, representation or guaranty as to accuracy, completeness, profitability or timeliness and Client shall in no way hold UBS PaineWebber responsible for any loss incurred as a result of UBS PaineWebber's recommendations or suggestions. UBS PaineWebber is not acting as fiduciary of the Client and any advise provided by UBS PaineWebber is solely incidental to its activity as an FCM, and the Client is not to rely on UBS PaineWebber's advise as the sole basis of its trading decision. UBS PaineWebber and its officers, directors, stockholders or employees may take or hold positions in, or advise other Clients concerning Contracts which are the subject of recommendations or information provided to Client, which positions or advice may be inconsistent with recommendations given to, or positions established by, Client.

6.    POSITION LIMITS

Client hereby agrees not to exceed the position limits as established by any foreign or federal agency or exchange, either acting alone or with others, and shall notify UBS PaineWebber promptly of any position for which Client is required to file reports with the Commodity Futures Trading Commission or any exchange. Client hereby acknowledges UBS PaineWebber's right to limit, in its reasonable discretion, the number and type of positions (long, short and/or spread) in Client's Account, to decline to accept any order, to require that Client's positions be transferred to another firm and to liquidate such positions if they are not promptly transferred.

7.    MARGIN, COMMISSIONS AND FEES

Client will pay on demand, meet promptly all calls

                                                                     ------
[UBS/PaineWebber Logo]       COMMODITY FUTURES                         CA
ACCOUNT NUMBER               CLIENT AGREEMENT                        ------

-- ---------- --

for, and maintain such original and variation margin and/or collateral for the Account as UBS PaineWebber may require in its discretion from time to time. UBS PaineWebber shall have the right to raise or lower such margin requirements for any new or existing position carried or to be carried for Client. Client may be required to meet all original and variation margin calls by the deposit of U.S. Treasury Bills or by Federal Funds wire transfer to UBS PaineWebber. Client agrees to pay UBS PaineWebber's commissions, brokerage, execution, electronic trading, clearance, exchange regulatory fees and all other transaction charges at rates in effect from time to time. UBS PaineWebber retains as its own any interest or increment, direct or indirect, resulting from or relating to the investment of funds deposited in Client's Account.

8.    SECURITY INTEREST

All Property which UBS PaineWebber may at any time be carrying, holding or controlling for Client (whether held as margin, or for safekeeping or otherwise) is hereby pledged and shall be subject to a first priority security interest and general lien for the discharge of all obligations to UBS PaineWebber, irrespective or whether UBS PaineWebber has made advances in connection with such Property, and such property may be invested, pledged, hypothecated, re-hypothecated, applied and/or transferred between any and all of Client's accounts held at UBS PaineWebber. Client shall take such actions to perfect this lien and security interest as UBS PaineWebber reasonably requires.

9.    DELIVERY OR EXERCISE

In the event that Client undertakes to exercise an option or to accept an option assignment, or UBS PaineWebber undertakes to sell or deliver, or buy or take delivery of any Property on behalf of Client, Client shall supply UBS PaineWebber with the documents, instructions and/or Property at the time, in the manner and under the terms and conditions reasonably established by UBS PaineWebber as necessary for UBS PaineWebber to effect such exercise or delivery. If such documents, instructions and/or Property are not received by the time specified, UBS PaineWebber may, without notice to Client and upon such terms and by such methods as UBS PaineWebber may determine in its discretion,
(i) exercise or liquidate the positions of Client; (ii) purchase or borrow for the account of Client any Property necessary to make or receive delivery; (iii) make or receive delivery of the positions of Client; (iv) make or receive delivery on behalf of Client; or (v) allow Contracts to expire, all for the account and risk of Client. Client agrees to pay storage and delivery charges and service fees incurred in connection with such exercise or delivery, as well as all premiums, losses or fines incurred as a result of Client's failure to deliver documents instructions and/or Property or as a result of UBS PaineWebber's inability to purchase or borrow Property necessary to meet the delivery obligation attendant to Property sold by Client.

10.   CURRENCY EXCHANGE RATES

In the event Client engages in any transaction effected in a foreign currency, Client acknowledges and agrees that any profit or loss incurred from the fluctuation in the exchange rate of such currency shall be for the account and risk of Client. Margin deposits shall be made in U.S. currency, unless otherwise required by the exchange and/or UBS PaineWebber, and debits or credits which may arise upon liquidation of any position will be credited to Client's Account in U.S. currency at the rate of exchange determined in good faith by UBS PaineWebber, unless Client requests that the debit or credit be made in the foreign currency. Certain transactions involving foreign currencies shall also be subject to the Subordination Agreement attached hereto.

11.   EVENTS OF DEFAULT/REMEDIES

It is agreed that (i) should Client default in any payment; (ii) should Client fail to comply fully and timely with any obligation under this Agreement; (iii) in the event that an attachment is levied against any Account, a petition in bankruptcy or for the appointment of a receiver is filed by or against Client, or any similar event occurs; (iv) in the event of Client's death, incompetence, disability, merger, consolidation, dissolution or any similar event; or (v) should UBS PaineWebber for any reason reasonably deem it necessary for its protection, UBS PaineWebber is authorized in its sole discretion to:

A. sell, exercise, offset, deliver or otherwise liquidate any or all Property long;

B. buy in, offset, take delivery of or otherwise liquidate any or all Property short;

C. buy or sell Property, or enter into and/or liquidate straddle or spread positions;

                                                                     ------
[UBS/PaineWebber Logo]       COMMODITY FUTURES                         CA
ACCOUNT NUMBER               CLIENT AGREEMENT                        ------

-- ---------- --

D. cancel any outstanding order, close out any or all outstanding Contracts (including exchange for physical transactions and associated cash transaction as broker or as principal), close the Account, sell, set off against or otherwise dispose of any Property (whether held as margin or otherwise) and satisfy any obligation Client may have to UBS PaineWebber out of such Property or the proceeds from its sale or other disposition.

Such sale, purchase or other action may be taken according to UBS PaineWebber's judgement and at UBS PaineWebber's discretion, on or subject to the rules of the exchange or other market where such business is then usually transacted, or at a public auction or private sale, including without limitation, through exchange for physical ("EFP") transactions, without advertising same and without prior tender, demand, call or notice to Client and UBS PaineWebber may purchase the whole or any part thereof free from any right of redemption, and Client shall remain liable for any deficiency and all costs and fees incurred in collecting such deficiency; it being understood that a prior tender, demand, call or other notice of any kind by UBS PaineWebber shall not be considered a waiver of UBS PaineWebber's rights as provided herein or other rights and remedies to which UBS PaineWebber may be entitled.

For the purpose of EFP transactions effected pursuant to this paragraph, Client expressly authorizes UBS PaineWebber to act as broker for Client or as principal opposite Client in connection with such EFP transactions and irrevocably appoints UBS PaineWebber as its attorney-in-fact with substitution to execute such physical transactions and documents as may be necessary in connection therewith. Client acknowledges that EFP transactions are not competitively executed by open outcry on the floor of the exchange, but will be executed by UBS PaineWebber in good faith at the market price then available to UBS PaineWebber.

12.   DEBIT BALANCES

Client shall at all times be liable for the payment upon demand of any debit or deficit balance owing and any deficiency remaining in the Account. Debit or deficit balances in the Account may be charged with interest, in accordance with UBS PaineWebber's usual custom; any increase in rates caused by money market conditions; such other costs, fees or charges incurred with respect to UBS PaineWebber's credit facilities and extra services; as well as any cost of collection, including reasonable attorneys' fees.

13.   FINES, PENALTIES

Client agrees to indemnify UBS PaineWebber and its shareholders, directors, officers, employees and agents against any liability, cost or expense, including without limitation, legal fees and expenses, and any fine or penalty imposed by any governmental agency, contract market, exchange, clearing organization or self-regulatory body, which UBS PaineWebber may incur as a result of the Client's action or inaction.

14.   REPORTS CONCLUSIVE

Confirmations of orders and monthly account statements shall be conclusive and binding on Client unless Client notifies UBS PaineWebber of any objection thereto prior to the opening of trading on the contract market on which the transaction occurred on the business day following the day on which Client receives the confirmation statement. With respect to the monthly statements, Client must notify UBS PaineWebber of any objection to this information within five business days after receipt of the monthly statement, provided further the objection could not have been raised at a time prior to the statement being received by the Client. Notification must be made immediately by telephone to your broker and in writing by notifying UBS PaineWebber Futures Operations at 499 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310-1998. Communications mailed to Client at the address specified hereon or such other address as Client shall indicate to UBS PaineWebber in writing shall be deemed to have been personally delivered to Client.

15.   COMMUNICATIONS

UBS PaineWebber will not be liable for delays or errors in the transmission or execution of orders (including electronic order routing or clearing systems) or for any loss incurred due to the breakdown or failure of transmission or communication facilities; government, market, exchange or clearing house restrictions; suspension of trading; wars, strikes or natural disasters, or any other cause beyond UBS PaineWebber's control.

UBS PaineWebber may, in its sole discretion, electronically record any or all telephone conversations between Client or its agents and UBS PaineWebber (with or without automatic tone warning device). Such recordings may be introduced

                                                                     ------
[UBS/PaineWebber Logo]       COMMODITY FUTURES                         CA
ACCOUNT NUMBER               CLIENT AGREEMENT                        ------

-- ---------- --

as evidence by either party in any action or proceeding arising out of this Agreement or transactions for the Account. UBS PaineWebber may erase such recordings after a reasonable period of time.

16.   AUTOMATED SYSTEMS LIMITATION OF LIABILITY

Client consents to UBS PaineWebber's use of automated systems or service bureaus in conjunction with Client's Account, including, but not limited to, automated order entry, order routing, and/or order execution; record keeping, reporting, and Account reconciliation; and risk management (collectively, "Automated Systems"). Client understands that the use of Automated Systems entails risks, including, but not limited to, interruption of service, system or communications failure, delays in service, and errors in design or function of such Automated Systems (collectively, "System Failure"), that could cause substantial damage, expense, or liability to the Client.

UBS PAINEWEBBER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SELECTION, DESIGN, FUNCTIONALITY, OPERATION, TITLE, OR NON-INFRINGEMENT OF ANY AUTOMATED SYSTEM, AND MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND/OR NON-INFRINGEMENT, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY WITH RESPECT THERETO. WITHOUT LIMITING THE FOREGOING, UBS PAINEWEBBER EXPRESSLY DISCLAIMS ANY REPRESENTATION THAT ANY AUTOMATED SYSTEM WILL OPERATE WITHOUT INTERRUPTION OR BE ERROR-FREE.

In addition to the limitation of liability set forth in Paragraph 13, above, UBS PaineWebber and its officers, directors, employees and agents will have no liability whatsoever for any claim of loss, cost, expense, damage or liability of Client or any third person arising out of or relating to any System Failure, regardless of whether such claim is based on contract, tort, strict liability or any other theory. UBS PaineWebber and its officers, directors, employees and agents will not have any liability for the actual or alleged insufficient exercise of care in selecting, monitoring, or operating any Automated System, for any failure or delay in informing Client of any System Failure or in taking action to prevent or correct any such System Failure. In no event will UBS PaineWebber and its officers, directors, employees and agents have any liability for incidental, special or consequential damages, including, but not limited to, loss of profits or loss of use, even if UBS PaineWebber was aware of the likelihood of such damages. UBS PaineWebber has no responsibility to inform Client or (i) any decision to use, not use or cease using any Automated System,
(ii) the characteristics, functions, design or purpose of any Automated System, or (iii) any specific risks inherent in any Automated System.

17.   SEVERABILITY, WAIVER

The invalidity of any provision of this Agreement shall not invalidate or otherwise affect any other provision of this Agreement, provided the basic intent and purposes of this Agreement, viewed in its entirety, are not subverted thereby. No waiver or amendment of this Agreement may be implied from any course of dealing between UBS PaineWebber and Client or from any failure or delay by UBS PaineWebber to exercise or assert its rights under this Agreement.

18.   REVOCATION, MODIFICATION

This Agreement shall continue until notice of revocation is received by or from UBS PaineWebber. Client agrees that UBS PaineWebber may change the terms of this Agreement at anytime upon prior written notice to Client. By continuing to accept the services offered by UBS PaineWebber, Client indicates to UBS PaineWebber Client's acceptance of these changes. If Client does not accept the changes, Client must notify UBS PaineWebber in writing of Client's refusal and Client's Account will be closed. However, Client will remain liable for any outstanding obligations and/or charges in the Account. Any modification to this Agreement made by Client must be in writing and accepted by UBS PaineWebber in writing and no employee of UBS PaineWebber is authorized to make any representation contrary to the terms of this Agreement. The indemnification from obligations above is to survive the termination of this Agreement.

19.   CONTROLLING LAW

THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF

                                                                     ------
[UBS/PaineWebber Logo]       COMMODITY FUTURES                         CA
ACCOUNT NUMBER               CLIENT AGREEMENT                        ------

-- ---------- --

LAWS. THE CLIENT WAVES THE RIGHT TO A JURY TRIAL AND CHOICE OF LEGAL VENUE.

These provisions shall be continuous, and shall cover individually and collectively each Account which Client may open or reopen with UBS PaineWebber, and UBS PaineWebber may transfer such Account to its successors or assigns without Client's prior approval.

20.   CLIENT REPRESENTATIONS

Client represents and warrants that (i) it is authorized to enter into transactions in Contracts and to execute this Agreement and perform its obligations, and has taken all action necessary to authorize such execution and performance; (ii) it shall enter into such transactions as principal; (iii) each person signing this Agreement is duly authorized to do so on Client's behalf and to bind Client to the obligations, representations and warranties under this Agreement; (iv) Client has obtained all authorizations of any governmental body required in connection with this Agreement including but not limited to registrations with CFTC, and such authorizations are in full force and effect; and (v) the execution, delivery and performance of this Agreement and any transaction in Contracts entered into by Client will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement buy which it is bound or by which Client agrees to the terms and conditions of the Commodity Futures Client Agreement and authorizes UBS PaineWebber to open an Account in the name of Client.

any of its assets are affected.

21.   CAPTIONS

All captions used herein are for convenience only, are not a part of this agreement, and are not to be used in construing or interpreting any aspect of the Agreement.

22.   ENTIRE AGREEMENT

The Agreement and the forms attached hereto constitute the entire agreement between the Client and UBS PaineWebber with respect to the subject matter hereof and supersede any prior agreements between the parties with respect to such subject matter. This Agreement may only be altered, modified or amended by the written consent of the parties. UBS PaineWebber's rights and remedies under this Agreement shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not be deemed to be a waiver of its right at any time or from time to time to take such action.

23.   DISCLOSURE ACKNOWLEDGEMENT

Client hereby acknowledges that he has received and understands the RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS provided pursuant to CFTC Regulation 1.55(c).


--------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            DATE


AUTHORIZATION TO TRANSFER FUNDS

UBS PaineWebber is hereby authorized, at any time and from time to time without prior notice to Client, to transfer from/to the Client's commodity futures account(s) to/from any other account Client maintains with UBS PaineWebber such amount of excess funds which in UBS PaineWebber's judgment may reasonably be required to reduce margin calls or to reduce a debit balance in such accounts. This can and may include the UBS PaineWebber Cash Fund or Resource Management Account. UBS PaineWebber agrees to inform Client in writing of any and all transfers of funds made pursuant hereto within a reasonable time after making such transfer.


--------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            DATE

                                                                     ------
[UBS/PaineWebber Logo]       COMMODITY FUTURES                         CA
ACCOUNT NUMBER               CLIENT AGREEMENT                        ------

-- ---------- --

CONSENT TO CROSS TRANSACTIONS

Client authorizes UBS PaineWebber, its directors, officers, employees or agents and any floor broker acting on Client's behalf in any transaction for the Account to take the other side of Client's transactions through an account of such person, subject to any condition imposed by applicable exchange or CFTC regulations.



--------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            DATE

                                                                     ------
[UBS/PaineWebber Logo]       ARBITRATION AGREEMENT                     AA
ACCOUNT NUMBER                                                       ------

-- ---------- --

It is agreed that any controversy between us arising out of Client's Account, transactions with UBS PaineWebber and/or its officers, directors, employees and/or agents, or this Agreement shall be submitted to arbitration conducted by the contract market upon which the transaction giving rise to the dispute was executed, the National Futures Association or the New York Stock Exchange, as Client may elect. Within ten (10) days of receipt of Client's notice of its intention to arbitrate, UBS PaineWebber will provide Client with a list of two or more of the organizations listed above. If UBS PaineWebber notifies Client of its intention to arbitrate, UBS PaineWebber shall simultaneously provide Client with a list of two or more of the above organizations and a copy of their rules. Client will then have 45 days after receipt of the list to choose a forum. If Client fails to make such an election, UBS PaineWebber will have the right to select the arbitration forum. Any incremental fees which may be assessed for provision of a mixed panel will be paid by UBS PaineWebber, unless the arbitrators determine that Client has acted in bad faith in initiating or conducting the proceeding.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY FUTURES DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC) AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CLIENTS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CLIENT INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, CLIENT (1) MAY BE WAIVING ITS RIGHT TO SUE IN A COURT OF LAW, AND (2) IS AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH CLIENT OR UBS PAINEWEBBER MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. CLIENT IS NOT, HOWEVER, WAIVING ITS RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, CLIENT WILL BE NOTIFIED IF UBS PAINEWEBBER INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF CLIENT BELIEVES A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED, AND IF CLIENT PREFERS TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDING BEFORE THE CFTC, CLIENT WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

CLIENT NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH UBS
PAINEWEBBER (SEE 17 CFR 180.1-180.5)



--------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            DATE

                                                                     ------
[UBS/PaineWebber Logo]       SUBORDINATION AGREEMENT                   SA
ACCOUNT NUMBER                                                       ------

-- ---------- --

Funds of Clients trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if Client is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to Clients. Such accounts also may be subject to foreign currency exchange rate risks.

By signing the accompanying acknowledgment, Client authorizes the deposit of funds into such foreign depositories. For Clients domiciled in the United States, this authorization permits the holding of funds in regulated accounts off-shore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

In order to avoid the possible dilution of other Client funds, a Client who has funds held outside the United States must further agree that Client's claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) Client's futures commission merchant is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which Client has a claim to satisfy all claims against those funds.

By signing the accompanying acknowledgment, Client agrees that if both of the conditions listed above occur, Client's claim against the futures commission merchant's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated Client funds held in accounts denominated in dollars or other foreign currencies only after each Client whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a Client whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency and non-segregated assets of the futures commission merchant.

Client hereby acknowledges receipt of and agrees to the terms of the foregoing Subordination Agreement.



--------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            DATE

                                                                     ------
[UBS/PaineWebber Logo]   CONSENT TO ELECTRONIC DELIVERY                CA
ACCOUNT NUMBER                    OF STATEMENTS                      ------

-- ---------- --

By initialing the appropriate box below, Client hereby acknowledges and consents that all written confirmations of transactions, statements of accounts and monthly statements (collectively, "Account Statements") may be transmitted by UBS PaineWebber to Client by the electronic means selected below at the facsimile number or electronic mail ("e-mail") address provided by Client to UBS PaineWebber at no additional charge to Client. Such Account Statements shall be transmitted to Client no later than the business day following day upon which a transaction has been effected, with the exception that Accounts Statements other than those confirming a single day's transactions for Client's Account shall be transmitted no later than two business days after the conclusion of the period represented within that Account Statement. In the event there is a disruption in the ability of UBS PaineWebber to transmit any Account Statement by the electronic means selected below, UBS PaineWebber reserves the right to transmit such Account Statement by any means that it deems commercially appropriate, including by regular mail. Client's consent will be deemed effective until further notice by Client and may be revoked by Client at any time by written notice to UBS PaineWebber.

Please select one only:


               ------ Delivery of Account Statements by facsimile only, IN LIEU OF regular mail.

               ------ Delivery of Account Statements by e-mail only, IN LIEU OF regular mail.

               ------ Delivery of Account Statements by facsimile AND regular mail.

               ------ Delivery of Account Statements by e-mail AND regular mail.



--------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            DATE

                                                                     ------
[UBS/PaineWebber Logo]        HEDGE ACCOUNT DESIGNATION                HA
ACCOUNT NUMBER                       AND NOTICE                      ------

-- ---------- --

To whom it may concern:

Without limiting or modifying the general provisions of the Commodity Futures Client Agreement submitted by the undersigned ("Client") to UBS PaineWebber Incorporated ("UBS PaineWebber"), Client hereby certifies that all orders given you with respect to the commodity futures contracts, options and/or commodities listed below for Client's above-designated account, will be bona fide hedges in accordance with Section 4a(c) of the Commodity Exchange Act and Regulation 1.3(z) promulgated thereunder.

The following are designated for hedge account purposes:




                             Quantity                             Quantity
            Product        Long / Short         Product         Long / Short
    --------------------  ----------------  --------------    ----------------
    --------------------  ----------------  --------------    ----------------
    --------------------  ----------------  --------------    ----------------
    --------------------  ----------------  --------------    ----------------
    --------------------  ----------------  --------------    ----------------

Client acknowledges that all such transactions shall be subject to the rules, regulations and customs of the exchange, board of trade or contact market where executed including but not limited to the requirements of certain exchanges for prior exchange approval before trading in excess of exchange position limits. For such exchange, Client will receive such approval and provide documentation of such approval to UBS PaineWebber prior to entering orders in excess of position limits.

This notification is continuing and shall remain in full force and effect until UBS PaineWebber receives a duly authorized cancellation in writing from the Client.


----------------------------------                 ----------------------------
AUTHORIZED SIGNATURE                                DATE

   PURSUANT TO THE RULES OF THE COMMODITY FUTURES TRADING COMMISSION, ALL
     FUTURES COMMISSION MERCHANTS ARE REQUIRED TO PROVIDE YOU WITH THE
                             FOLLOWING OPTION:

CFTC Regulation 190.06 permits you to specify whether, in the unlikely event of UBS PaineWebber's bankruptcy, you prefer the bankruptcy trustee to liquidate all position in the Account or attempt to transfer the positions to another Futures Commission Merchant.

Please indicate your preference by initialing one of the following elections:

I hereby authorize the trustee in the bankruptcy to:

 / / Election A-Liquidate all open contracts without first seeking either of Client's or its advisor's instructions.

 / / Election B-Attempt to contact Client or its advisor for instructions with respect to the disposition of open positions, including the transfer of all open contracts.

In the absence of Client's specific election, Client will be deemed to have elected to permit the bankruptcy trustee to liquidate all open positions without seeking either of Client's or its advisor's instructions. This election may be changed at any time by Client's written notice to UBS PaineWebber.

                                                                     ------
[UBS/PaineWebber Logo]              TENANCY ACCOUNTS                   TA
ACCOUNT NUMBER                                                       ------

-- ---------- --


We, the undersigned, jointly and severally agree as follows with respect to our UBS PaineWebber Account:

In consideration for UBS PaineWebber Incorporated (UBS PaineWebber) opening or carrying the account, we jointly and severally agree with UBS PaineWebber and its successors to be fully and completely responsible and liable for said transactions and account and to pay on demand any debit balance, loss, obligation or liability at any time due in this account.

Each of us has full power and authority to make purchases and sales, withdraw monies and property from it or do anything else with reference to said account, either individually or in our joint names, and UBS PaineWebber is authorized and directed to act upon instructions of any one of us. UBS PaineWebber has no duty to verify those instructions with the other account owner(s).

Any notice of any kind sent to any one of us shall be notice to each of us.

Should any additional documents, such as a Client agreement and lending agreement, and Client qualification form, and/or relevant futures documents be required either of us will execute UBS PaineWebber's form of such agreements with Clients which shall thereupon become part of this agreement and apply to the account operated hereunder.

The authority of each of us to act in connection with this account shall continue until UBS PaineWebber receives written notice from any one of us terminating that authority. UBS PaineWebber is authorized thereafter to accept and execute for the account all orders and instructions given by all of us, but not orders or instructions given in the absence of any one us.

This agreement shall survive the disability or incompetence of either of us.

Upon the death of either of the undersigned, the survivor shall immediately give UBS PaineWebber written notice and UBS PaineWebber may, before or after receiving such notice, take such proceeding, require such papers and inheritance or estate tax waivers, retain such portion of and/or restrict transactions in the account as UBS PaineWebber may deem advisable to protect UBS PaineWebber against any tax, liability, penalty or loss.

If in the case of the death of either of us UBS PaineWebber shall in good faith without actual notice of such death continue to act under this instrument, any and all action so taken by UBS PaineWebber shall be binding on the survivor and his legal representatives and assigns who shall also be bound by any payment or delivery made to or any transaction in liquidation made by the survivor after such death and shall look only to the survivor for an accounting.

This agreement shall ensure to UBS PaineWebber's benefit and the benefit of any successor corporation or firms.

a) Joint Tenants with Right of Survivorship

   The undersigned mutually agree that upon the death of any tenant the surviving tenant(s) shall have the rights, title, interest and control of said account and all securities, commodities, futures contracts, credit balances and other property held or carried therein, subject to all obligations to UBS PaineWebber, but the estate of the deceased tenant shall nonetheless remain liable to UBS PaineWebber for all indebtedness in the account existing at the time of the UBS PaineWebber's receipt of notice of such death. This account shall be subject to the provision under "Tenancy Accounts" above.


-----------------------------------------          ----------------------------
AUTHORIZED SIGNATURE                                DATE

-----------------------------------------          ----------------------------
AUTHORIZED SIGNATURE                                DATE

b) Tenants in Common

   The undersigned request UBS PaineWebber to open this account which shall be our sole property as tenants in common with no rights of survivorship. This account shall be subject to the provisions under "Tenancy Accounts" above.


---------------------------        --------------      ------------------------
TENANT'S SIGNATURE                  DATE                PERCENT EQUITY
                                                        INTEREST IN ACCOUNT

---------------------------        --------------      ------------------------
TENANT'S SIGNATURE                  DATE                PERCENT EQUITY
                                                        INTEREST IN ACCOUNT

                   (ATTACH ADDITIONAL PAGE(S), IF NECESSARY)

                                                                     ------
[UBS/PaineWebber Logo]           CORPORATE RESOLUTION                  CK
ACCOUNT NUMBER                                                       ------

-- ---------- --

FIRST: The President or any Vice President of this Corporation, (or _________________________________ or _________________________________) shall be, and each of them hereby is, authorized and empowered, for and on behalf of this Corporation (herein called the "Corporation"), to establish and maintain commodity futures margin accounts with UBS PaineWebber for the purpose of purchasing, investing in, or otherwise acquiring, selling (including short sales), possessing, transferring, exchanging, pledging, or otherwise disposing of or realizing upon, and generally dealing in and with any and all physical commodities, futures, futures options (on futures and physicals), foreign exchange contracts and options and futures thereon, forward contracts, leverage contracts, securities and other related transactions (including deposit or withdraw funds), receive notices of margin calls, notice to liquidate or notices of demand; review statement; borrow funds from UBS PaineWebber or its affiliates and Exchange for Physical transactions, to execute any and all documents and agreements with UBS PaineWebber, including but not limited to the Client Agreement; and generally to do and take all action necessary in connection with the accounts, or considered desirable by such officer and/or agent with respect thereto.

SECOND: UBS PaineWebber may deal with any and all of the persons directly or indirectly by the foregoing resolution empowered, as though they were dealing with the Corporation directly and may rely upon any certification given in accordance with these resolutions, as continuing fully effective until and unless UBS PaineWebber shall receive written notice to the contrary.

THIRD: The Secretary of the Corporation be, and is authorized, empowered and directed to certify, under the seal of the Corporation, or otherwise, to UBS PaineWebber; (a) a true copy of these resolutions; (b) specimen signatures of each and every person empowered by these resolutions; (c) a certification (which, if required by UBS PaineWebber, shall be supported by an opinion of the general counsel of the Corporation or other counsel satisfactory to UBS PaineWebber) that the Corporation is duly organized and existing, that its charter empowers it to transact the business by these resolutions defined, and that no limitation has been imposed upon such powers by the by-laws or otherwise.

FOURTH: In the event of any change in the office or powers of persons hereby empowered, the Secretary shall certify such changes to UBS PaineWebber in writing, which notification, when received, shall be adequate both to terminate the powers of the persons theretofore authorized, and to empower the persons thereby substituted.

FIFTH: The foregoing resolutions and the certificates actually furnished to UBS PaineWebber by the Secretary of the Corporation pursuant thereto be, and they hereby are, made irrevocable until written notice of the revocation thereof shall have been received by UBS PaineWebber. The Corporation indemnifies UBS PaineWebber in placing reliance upon this Resolution.

SECRETARY'S CERTIFICATION

I, ___________________________ being the Corporate Secretary of
_________________________ (the "Corporation") hereby certify that:

  1. The resolutions herein (or resolutions with similar contents, copies of which are attached hereto) were duly adopted by the Board of Directors of said Corporation on _____________________.

  2. No action has been taken to rescind or amend said resolutions and that the same are now in full force and effect;

  3. Each of the following has been duly elected and is now legally holding the offices set forth below his or her name:


       ----------------------------------     ---------------------------------
                     PRESIDENT                    VICE PRESIDENT

       ----------------------------------     ---------------------------------
                     SECRETARY                       TREASURER

                                                                     ------
[UBS/PaineWebber Logo]              CORPORATE RESOLUTION               CK
ACCOUNT NUMBER                                                       ------

-- ---------- --


  4. The following are the true and correct signatures of the persons authorized and empowered by the resolutions hereby established and in connection with such account(s):

          --------------------------------   -----------------------------
                 NAME AND TITLE OF                   SIGNATURE
                 AUTHORIZED PERSON

          --------------------------------   -----------------------------
                 NAME AND TITLE OF                   SIGNATURE
                 AUTHORIZED PERSON

                     (ATTACH ADDITIONAL PAGE(S), IF NECESSARY)

  5. The Corporation is duly organized and existing, and, pursuant to its Corporate Charter, has the power to effect commodities transactions and to take all actions as recited in the annexed resolution. UBS PaineWebber Incorporated ("UBS PaineWebber") may rely upon this certification in establishing and maintaining an account or accounts for said Corporation.

IN WITNESS WHEREOF, I have hereunto affixed my hand this ___________ day of _______________, 20____.



                  Affix Corporate

                     Seal Here           --------------------------------------
                                           CORPORATE SECRETARY'S SIGNATURE

                                                                     ------
[UBS/PaineWebber Logo]                 PARTNERSHIP FORM                PK
ACCOUNT NUMBER                                                       ------

-- ---------- --


Type of partnership (please check one):      / / General     / / Limited

PLEASE PROVIDE A COPY OF CURRENT PARTNERSHIP AGREEMENT

In consideration of UBS PaineWebber carrying a partnership account in the name of ________________________, a duly organized partnership of which each of the undersigned is a general partner, the undersigned jointly and severally agree that each of the following named persons, to wit:

Shall have authority on behalf of the partnership Account to buy, sell and otherwise deal in, and establish and maintain an account with UBS PaineWebber as broker, principal and/or futures commission merchant, Contracts (as defined in the Commodity Futures Client Agreement) and other securities, commodities and Exchange for Physical transactions on margin (including short sales): to receive on behalf of the partnership Account demands, notices, confirmations, reports, statements of account, and communications of every kind; to receive on behalf of the partnership Account money, securities and Property of every kind, and to dispose of same; to make on behalf of the partnership Account agreements relating to any of the foregoing matters and to terminate or modify same or waive any of the provisions thereof; and generally to deal with UBS PaineWebber on behalf of the partnership Account as fully and completely as if he alone were interested in said Account. The authority hereby conferred shall remain in force until a written notice of its revocation addressed to UBS PaineWebber Futures Operations is received at its offices at 499 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310-1998. The Partnership indemnifies UBS PaineWebber in placing reliance upon this Agreement and each partner is jointly and severally liable to UBS PaineWebber for the account.

In the event a General Partner withdraws or dies, the Partnership's agent(s) are responsible for promptly notifying UBS PaineWebber of such event and will indemnify UBS PaineWebber of any adverse action due to a lack of notification.

The undersigned hereby certifies that the general partners of said partnership are as follows:

LIST THE NAME, ADDRESS, AND OCCUPATION OR BUSINESS CONNECTION OF ALL OF THE GENERAL PARTNERS.

          Name                     Address                   Occupation
          ----                     -------                   ----------
--------------------     ---------------------------   ------------------------
--------------------     ---------------------------   ------------------------
--------------------     ---------------------------   ------------------------
--------------------     ---------------------------   ------------------------
--------------------     ---------------------------   ------------------------

------------------------------------               ----------------------------
AUTHORIZED SIGNATURE                                DATE

                                                                     ------
[UBS/PaineWebber Logo]     SPECIAL TITLE AND MULTIPLE ACCOUNT          NF
ACCOUNT NUMBER                     ACKNOWLEDGMENT                    ------

-- ---------- --

This is to confirm that the account(s) designated for my convenience on the books and record of UBS PaineWebber Inc. are as follows:

     Account Number                        Account Title
     --------------                        -------------

------------------------  -----------------------------------------------------
------------------------  -----------------------------------------------------
------------------------  -----------------------------------------------------
------------------------  -----------------------------------------------------
------------------------  -----------------------------------------------------
------------------------  -----------------------------------------------------
------------------------  -----------------------------------------------------
are}
   }  owned by the undersigned and no one else has any interest therein.
 is}

   Very truly yours,


----------------------------------                 ----------------------------
   AUTHORIZED SIGNATURE                             DATE

[UBS/PaineWebber Logo]




                                     FOREIGN
                                    CURRENCY
                                     ACCOUNT
                                  DOCUMENTATION

           (ADDENDUM TO COMMODITY FUTURES ACCOUNT DOCUMENTATION)

[UBS/PaineWebber Logo]        FOREIGN CURRENCY ACCOUNT
                             DOCUMENTATION INSTRUCTIONS


Your Financial Advisor is available to assist you with any question you may have with regard to the following instructions. As will be explained below, only certain documents are required to open the type of account you elect.

The documents included in this package are intended to supplement the Commodity Futures Account Documentation that is required to open and maintain a futures trading account with UBS PaineWebber, and incorporate, by reference, the terms and conditions set forth in your Commodity Futures Client Agreement with UBS PaineWebber. Please consult your copy of your Commodity Futures Account Documentation when reviewing the documents contained herein.

Each of the following documents must be completed to open a foreign currency trading account:

   COMMODITY FUTURES ACCOUNT            The documentation required to open
   DOCUMENTATION                        and maintain a futures trading
                                        account has been provided under separate cover. Please review both the Commodity
                                        Futures Account Documentation and
                                        Foreign Exchange Account Documentation
                                        carefully, before proceeding with this
                                        application.

   FOREIGN CURRENCY TRANSACTION         Carefully read pages 1 through 3.
         RISK DISCLOSURE STATEMENT      Please retain this risk disclosure
                                        statement for your records.

   CLIENT ACCOUNT APPLICATION           Complete pages 4 and 5 and sign at
                                        the bottom of page 5.

                                        If you have completed a Commodity
                                        Futures Account Application, in
                                        conjunction with a CURRENT
                                        application for futures trading
                                        privileges, you may omit this form.

   STATEMENT OF FINANCIAL CONDITION     Complete pages 6 and 7. Please read
                                        the Client Certification at the
                                        bottom of page 7 carefully and sign.

                                        If you have provided a Statement of
                                        Financial Condition in conjunction
                                        with a CURRENT application for
                                        futures trading privileges, you may
                                        omit this form.

                                        You may substitute your own
                                        statements of financial condition,
                                        provided they contain all required
                                        information. Enter "See Attached
                                        Statement" when substitution is made
                                        and sign the Client Certification at
                                        the bottom of page 7.

                                        Corporate applicants and other
                                        business entities may provide a
                                        certified copy of audited statements
                                        of financial condition less than one
                                        year in age. Audited statements must
                                        include the auditors' qualifying
                                        statement and all accompanying notes.

   CONSENT TO CREDIT CHECK              Carefully read the statement on page
                                        8 and sign.

                                        This consent will be presented to any
                                        bank or financial institution we
                                        contact to verify the information
                                        provided on your account application
                                        and statements of financial condition.

   FOREIGN CURRENCY AGREEMENT           Carefully read pages 9 through 11.
                                        Acknowledge your understanding and
                                        acceptance of this agreement by
                                        signing in the space provided on page
                                        11.

   FORM W-9 OR FORM W-8BEN              Select and complete the appropriate IRS
                                        Tax Certification form found on pages
                                        12 and 14.

Thank you for taking the time to complete these documents. Please return them to your UBS PaineWebber Financial Advisor to initiate processing.


                                       i
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                                                                     ------
[UBS/PaineWebber Logo]          FOREIGN CURRENCY                       FX
ACCOUNT NUMBER                  TRANSACTION RISK                       RD
                              DISCLOSURE STATEMENT                   ------
-- ---------- --

UBS PaineWebber Inc. ("UBSPW") believes that clients should understand the risks involved in entering over-the-counter spot, forward, or options contracts for foreign currency (collectively, "foreign currency contracts"). The following is a brief summary of certain considerations that you should take into account in deciding whether to participate in foreign currency contract transactions.

Before entering into a foreign currency contract transaction you should understand fully the terms of the transaction and make your own assessment of the associated risks. You should evaluate carefully whether the transaction is appropriate for you in light of your investment experience, financial objectives and needs, financial resources, and other relevant circumstances. You should confirm that you have the experience and resources in place to monitor the associated risks and contractual obligations over the transaction's term. In making these assessments, we strongly recommend that you obtain independent legal and accounting advice.

You should understand that foreign currency contracts are transactions under which, depending on fluctuations in the value or volatility of the currency underlying the contract, you could lose money. Specific market movements of the currencies underlying the foreign currency contracts cannot be accurately predicted. In the case of some transactions your potential loss may be unlimited.

1.    GENERAL

When you enter into foreign currency contracts with us, you will be entering into a privately negotiated contract with UBSPW. UBSPW may purchase the foreign currency contract from either an affiliated or unaffiliated third party for its own proprietary account and then sell the foreign currency contract directly to you as principal.

The foreign currency contract transactions are not executed on an exchange and are not cleared on a central clearing organization. Consequently, any contract with UBSPW is an obligation of UBSPW (as opposed to an obligation of a clearing house as in the case of an exchange-traded contract), and you will not be afforded the regulatory and financial protections offered by exchange-traded contracts. You and UBSPW are obligated to perform their respective obligations under each transaction in accordance with its terms. The terms of each foreign currency contract are set out in the UBSPW Foreign Currency Addendum or the UBSPW Foreign Currency Agreement (as applicable) and the confirmation (which will be forwarded to you for each particular transaction).

Because each foreign currency contract is a transaction between you and UBSPW, and is not cleared on a central clearing house, you will not be able to transfer your obligations under the transaction to another person without UBSPW's consent. In addition, UBSPW is under no obligation to terminate or close out the transaction prior to the expiration date for that transaction. UBSPW may, but is not obligated, to quote you a price for an early close out of a contract on request.

UBSPW includes its mark-up in the price it quotes to you (mark-ups should be negotiated with your Financial Advisor). Moreover, any market or quote that UBSPW makes for you may be based solely on markets or quotes (including applicable mark-ups) that are made or quoted to UBSPW by its affiliate(s). Such quotes or markets may not represent the best quotes or markets available to you or UBSPW from other sources and UBSPW undertakes no obligation to obtain competitive quotes or markets from other counterparties.

Furthermore, you should be aware that UBSPW and its affiliates may from time to time have substantial positions in, and may make a market in or otherwise buy or sell instruments similar or economically related to, foreign currency contract transactions entered into with you. UBSPW and its affiliates may also undertake proprietary trading activities, including hedging transactions related to the initiation or termination of a foreign currency contract transaction with you, that may adversely affect the market price or other factors underlying the foreign currency contract transaction entered into with you and consequently, the value of such transaction.

2.    SPOT AND FORWARD TRANSACTIONS

You will be required to meet the obligations arising under a foreign currency spot or forward transaction in accordance with its terms. These transactions may be used to establish long or short positions in the market. A spot contract is a cash market transaction to buy or sell immediately a specified quantity of currency, for settlement in two days. A forward contract is a contract to buy or sell a specified


                                       1
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                                                                     ------
[UBS/PaineWebber Logo]          FOREIGN CURRENCY                       FX
ACCOUNT NUMBER                  TRANSACTION RISK                       RD
                              DISCLOSURE STATEMENT                   ------
-- ---------- --

quantity of currency at a specified date in the future at a specified price. Forward transactions are economically similar to exchange-traded futures contracts. However, unlike exchange traded futures contracts, the price terms and characteristics of forwards are privately negotiated, accordingly, there is no centralized price source and the transactions are not cleared through a clearing house. In general, the over-the-counter foreign currency market is unregulated, there are no limitations on daily price movements (unless imposed by a government or central bank authority), no rules to regulate valuation or settlement procedures, and no minimum financial requirements for market participants.

Depending on the term of your contract, at the defined settlement dates for spot and forward contracts there will either be a delivery of currency or a cash settlement which you may receive from or be obliged to pay to UBSPW. The size of the cash settlement payment is dependent on the position you have and the market movement in the time since the position was established. Unless you have an underlying currency position which the forward contract is hedging, you will be exposed to the movement in the price of the market.

3.    SIGNIFICANT RISKS ASSOCIATED WITH TRADING FOREIGN CURRENCY CONTRACTS

Generally, the exchange rates of foreign currencies are the result of the supply and demand of each separate currency. Changes in the supply and demand for each currency are affected by the interaction of many factors including economic, financial, social, and political conditions. For each currency, these conditions include, growth and performance of the economy, trade and account balances with trading partners, market interventions by the government or central bank including changes in interest rate policies, performance of the stock market, stability of the government and banking system, involvement in wars and civil unrest, major natural disasters, and other foreseeable and unforeseeable events. Relevant information relating to these conditions may not be as well known or as rapidly or thoroughly reported in the United States as is comparable to United States developments.

Also, the interbank market in foreign currencies is a global, around-the-clock market. Therefore, the trading hours for foreign currency contracts provided by UBSPW do not conform to the hours during which the underlying securities are traded. To the extent that UBSPW's foreign currency contract trading hours do not conform to the global, around-the-clock market, significant price and rate movements can occur when you are unable to trade.

The use of leverage on foreign currency contracts can be risky. The amount of initial margin is small relative to the value of the foreign currency contract so that transactions are highly "leveraged." A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit; this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

In addition to the risks there may be other factors such as accounting and tax treatment issues that you should consider.

4.    BASIS RISK

A foreign currency contract may not be a perfect hedge against currency risk. Even small differences between the terms of the hedge transaction and the currency exposure to be hedged may create a basis risk.

5.    OPTION TRANSACTIONS

The risks inherent in a foreign currency option transaction will depend on whether you are the purchaser or seller of an option and the style of the option.

Where you have purchased an option, you may suffer a total loss of premium (plus transaction costs) if that option expires worthless. This risk reflects the nature of a long foreign currency option as an asset that tends to decline in value over time. The price of the underlying currency must either rise above the strike price in the case of a call option, or fall below the strike price in the case of a put option, by an amount in excess of the sum of the premium and all other costs incurred in entering into and exercising the option for you to realize a profit on the transaction.

                                       2
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                                                                     ------
[UBS/PaineWebber Logo]          FOREIGN CURRENCY                       FX
ACCOUNT NUMBER                  TRANSACTION RISK                       RD
                              DISCLOSURE STATEMENT                   ------
-- ---------- --

Where you sell (write) an option the risks are greater. Where the written option is not covered by a physical currency position or forward commitment you will be exposed to full price risk on the currency option. For example, if the value of a foreign currency steeply increases, an uncovered call writer will be forced to purchase that foreign currency at the prevailing market rate to cover his or her obligation. As such, the potential loss to the uncovered call writer is unlimited. Similarly, the writing of put options is risky. If a foreign currency decreases substantially in value, a put writer will be forced to purchase that foreign currency at the exercise price, thereby incurring losses equal to the difference between the exercise price and the current market price for the foreign currency at the time the put is exercised.

An American-style option may be exercised at any time (i.e. on any business day) during the specified exercise period prior to the expiration. If you sell an American-style option to UBSPW, the option may be exercised at UBSPW's discretion, thus you cannot be sure of the position resulting from the option until the earlier of the date of exercise or the date expiration. A European-style option may be exercised only on the specified exercise date. An Asian-style option is a variant of the European-style option. Otherwise known as an "average price" option, in an Asian-style option, the reference price in relation to the underlying commodity is derived from an agreed upon calculation, which, by way of example, may be based upon an average of an underlying currency's market price at predetermined dates occurring during a specified averaging period, with the exercise date occurring at the end of such averaging period.

6.    HISTORIC RATE ROLLS

Subject to UBSPW's credit provisions in effect from time to time, a foreign currency contract may be rolled to a future date to match an underlying exposure in your business. While rolling out transactions to convenient dates is part of a normal course of business for many counterparties, you need to be aware that rolling out an "out of the money" contract may result in deferring potential losses.

                                       3
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
                                                                     ------
[UBS/PaineWebber Logo]          FOREIGN CURRENCY                       AC
ACCOUNT NUMBER                ACCOUNT APPLICATION                      FX
                                                                     ------
-- ---------- --


GENERAL INFORMATION - PLEASE PRINT OR TYPE
----------------------------------------------------------------------------------------------------------------------------
1.  CHECK TYPE OF ACCOUNT (Check all applicable boxes)
    / /  Individual   / /  Joint   / /  Discretionary         / /  Managed Account   / /  Trust         / /  Pension Fund
    / /  General Partnership       / /  Limited Partnership   / /  Sole Proprietor   / /  Corporate     / /  Commodity Pool
    / /  LLC          / /  LLP     / /  Mutual Fund           / /  Bank        / /  Insurance Company   / /  Hedge Fund
----------------------------------------------------------------------------------------------------------------------------
2.  Account Title:

----------------------------------------------------------------------------------------------------------------------------
3.  Street Address:

    City:                          State/Province:                    Country:                    Zip/Mail Code:
----------------------------------------------------------------------------------------------------------------------------
4.  Years at Present Address:
                                                          / / Own      / / Rent
----------------------------------------------------------------------------------------------------------------------------
5.  Telephone Number:             Home:                                  Business:
                                  Fax Number:                            E-mail Address:
----------------------------------------------------------------------------------------------------------------------------
6.  List Social Security or Tax Identification Number    7.  Date of Birth    8.  Marital Status    9.  Number of Dependents
                                                              /        /
----------------------------------------------------------------------------------------------------------------------------
10. Employer and Nature of Employment:

----------------------------------------------------------------------------------------------------------------------------
11. Spouse's Name:                                    Spouse's Employment:

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12. Banking References:
    Bank Name & Address           Type of Account           Date Opened            Account Number         Current Balance
--------------------------     ---------------------     -----------------      --------------------   ---------------------

--------------------------     ---------------------     -----------------      --------------------   ---------------------

--------------------------     ---------------------     -----------------      --------------------   ---------------------

----------------------------------------------------------------------------------------------------------------------------
13. Brokerage Account with Other Firms
 Firm Name & Address       Type of Account           Date Opened           Account Number          Current Account Equity
---------------------     -----------------    ----------------------  ----------------------  -----------------------------
                        / /  Commodity/Futures
                        / /  Securities/Bonds
                        / /  Options
                        / /  Other
----------------------------------------------------------------------------------------------------------------------------
                        / /  Commodity/Futures
                        / /  Securities/Bonds
                        / /  Options
                        / /  Other

----------------------------------------------------------------------------------------------------------------------------
14.  Financial Information (IF YOU MUST COMPLETE THE STATEMENT OF FINANCIAL CONDITION FORM IN THIS PACKAGE, CHECK HERE / /
AND SKIP TO ITEM 15).
     Cash ____________________________________   Current Liabilities _____________________  Salary _________________________

     Marketable  Securities __________________   Mortgages _______________________________  Bonus __________________________

     Real Estate: ____________________________   Other Liabilities _______________________  Commissions ____________________

         Primary  Residence __________________                                              Other Income ___________________

         Other Real Estate ___________________

     Other Assets ____________________________

     Total Assets ____________________________   Total Liabilities _______________________  Total Income ___________________

                                                 Net Worth _______________________________

                                       4

                                                                     ------
[UBS/PaineWebber Logo]          FOREIGN CURRENCY                       AC
ACCOUNT NUMBER                ACCOUNT APPLICATION                      FX
                                                                     ------
-- ---------- --

----------------------------------------------------------------------------------------------------------------------------
15.  Investment Experience              16.  Investment Return Objectives              17.  Risk Profile
     STATE YOUR NUMBER OF YEARS OF           SELECT ONE RETURN OBJECTIVE:                   SELECT A PRIMARY RISK PROFILE
     TRADING EXPERIENCE IN EACH                                                             AND, IF APPLICABLE, A SECONDARY
     PRODUCT:                                                                               RISK PROFILE:
     Equities _______ Futures _________      / /  Current Income                            / /       Conservative       / /
     Bonds __________ Other ___________      / /  Capital Appreciation                      / /         Moderate         / /
     Options                                 / /  Current Income & Capital Appreciation     / /  Aggressive/Speculative  / /
----------------------------------------------------------------------------------------------------------------------------
18.  Is futures trading your       / / Yes   / / No                Is foreign currency trading your       / /  Yes   / /  No
     principal business?                                           principal business?

----------------------------------------------------------------------------------------------------------------------------
19.  List all other UBS PaineWebber accounts in your name:

----------------------------------------------------------------------------------------------------------------------------
20.  Do you have a 10% or more ownership interest in any other UBS PaineWebber account(s)?      / /  Yes        / /  No
     If yes, please list UBS PaineWebber account numbers:
----------------------------------------------------------------------------------------------------------------------------
21.  Do you control the trading in any other UBS PaineWebber account(s)?                        / /   Yes       / /  No
     If yes, please list UBS PaineWebber account numbers:
----------------------------------------------------------------------------------------------------------------------------
22.  Are you trading / /  your own funds or  / /  funds on behalf of third parties in this account?
----------------------------------------------------------------------------------------------------------------------------
23.  If you intend to confer discretionary trading authority to an agent, provide the name of the agent and specify the nature of the agent's relationship to the account owner:
     / /  None                             / /  Third Party                      / /  Your UBS PaineWebber Financial Advisor
     / /  Commodity Trading Advisor        / /  Registered Investment Advisor
----------------------------------------------------------------------------------------------------------------------------
24.  Are you or is any person or entity with trading discretion over this account registered with the Commodity Futures
     Trading Commission or a member of the National Futures Association?  / / Yes   / / No   The National Association of
     Securities Dealers?  / / Yes  / / No
     If so, in what capacity?
        / /  Commodity Trading Advisor           / /  Commodity Pool Operator      / /  Futures Commission Merchant
        / /  Associated Person                   / /  Introducing Broker           / /  Floor Broker
        / /  Registered Investment Advisor       / /  Other (Specify Title)
----------------------------------------------------------------------------------------------------------------------------
25.  The undersigned hereby authorizes duplicate monthly account statements, confirmations, purchase and sale statements and all other communications or notifications to be sent to the following:

----------------------------------------------------------------------------------------------------------------------------
The Client by and through the undersigned authorized officer confirms the above information is correct and will promptly notify UBS PaineWebber if any of the information in the Account Application becomes inaccurate or ceases to be true, complete or correct. The Client authorizes UBS PaineWebber to verify the information contained in this application.

    --------------------------------------------------                    --------------------------------------------------
     APPLICANT'S SIGNATURE OR AUTHORIZED SIGNATURE                           DATE


    --------------------------------------------------                    --------------------------------------------------
     JOINT APPLICANT'S SIGNATURE                                             DATE
----------------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR AND BRANCH OFFICE MANAGER:
     I have examined and confirmed the Client's background. I suggest a trading limit of ___________________________________
                                                                                             RECOMMENDED POSITION LIMIT,
                                                                                               IN US DOLLAR EQUIVALENT

    --------------------------------------------------                    --------------------------------------------------
     FINANCIAL ADVISOR SIGNATURE                                             DATE


    --------------------------------------------------                    --------------------------------------------------
     BRANCH OFFICE MANAGER SIGNATURE                                         DATE

                                       5

                                                                     ------
[UBS/PaineWebber Logo]          STATEMENT OF                           KM
ACCOUNT NUMBER                FINANCIAL CONDITION                    ------

-- ---------- --

----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF FINANCIAL CONDITION AS OF _________________________

                   ASSETS                        In Dollars                LIABILITIES                      In Dollars
  (DO NOT include assets of doubtful value)      (Omit Cents)                                               (Omit Cents)
----------------------------------------------------------------------------------------------------------------------------
Cash on hand and on deposit                      $                  Notes payable to banks (Secured)        $
----------------------------------------------------------------------------------------------------------------------------
Marketable securities held by broker(s)          $                  Notes payable to banks (Unsecured)      $
----------------------------------------------------------------------------------------------------------------------------
Other marketable securities (Schedule A)         $                  Due to brokers                          $
----------------------------------------------------------------------------------------------------------------------------
Non-marketable securities (Schedule B)           $                  Accounts payable to others (Secured)    $
----------------------------------------------------------------------------------------------------------------------------
Restricted or control stocks                     $                  Accounts payable to others (Unsecured)  $
----------------------------------------------------------------------------------------------------------------------------
Real estate owned (Schedule C)                   $                  Accounts and bills due                  $
----------------------------------------------------------------------------------------------------------------------------
Notes and loans receivable                       $                  Unpaid income tax                       $
----------------------------------------------------------------------------------------------------------------------------
Automobiles and other personal property          $                  Other unpaid taxes and interest         $
----------------------------------------------------------------------------------------------------------------------------
                                                                    Real estate mortgagees                  $
                                                                    payable (Schedule C)
----------------------------------------------------------------------------------------------------------------------------
Other assets - itemized                          $                  Other debits - itemized                 $
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                     $                  TOTAL LIABILITIES                       $
----------------------------------------------------------------------------------------------------------------------------

                                                                  ----------------------------------------------------------
                                                                    NET WORTH (TOTAL ASSETS -               $
                                                                    TOTAL LIABILITIES)
                                                                  ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
            SOURCES OF INCOME FOR YEAR ENDED                                       PERSONAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------
Salary                                           $                  Are you a partner or officer in any other venture?
------------------------------------------------------------        If so, describe.
Bonus                                            $
------------------------------------------------------------
Commission income                                $
------------------------------------------------------------
Dividends and interest                           $
------------------------------------------------------------
Real estate income                               $
----------------------------------------------------------------------------------------------------------------------------
                                                                    Are any assets pledged other than as described on
                                                                    schedule? If so, describe.
------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                     $                  Are you a defendant in any suit or
                                                                    legal action? If so, describe.
------------------------------------------------------------
                  CONTINGENT LIABILITIES
------------------------------------------------------------
Do you have any contingent liabilities? If so, describe.


----------------------------------------------------------------------------------------------------------------------------
As endorser, co-maker or guarantor?              $                  Have you ever been declared bankrupt? If so, describe.
------------------------------------------------------------
On lease or contracts?                           $
------------------------------------------------------------
Legal claims                                     $
------------------------------------------------------------
Other special debt                               $
----------------------------------------------------------------------------------------------------------------------------
Amount of contested income tax liens             $                  Income Tax settled through (date)
----------------------------------------------------------------------------------------------------------------------------

                                       6

                                                                     ------
[UBS/PaineWebber Logo]          STATEMENT OF                           KM
ACCOUNT NUMBER                FINANCIAL CONDITION                    ------

-- ---------- --

SCHEDULE A -MARKETABLE SECURITIES NOT HELD BY BROKER(S)
-------------------------------------------------------------------------------------------------------------
  Number of Shares or                                                                            Are These
  Face Value of Bonds       Description       In The Name Of       Cost       Value Market        Pledged?
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

SCHEDULE B -NON - MARKETABLE SECURITIES
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Are These       Source of
  Number of Shares       Description       In The Name Of       Cost       Market Value       Pledged?        Valuation
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

SCHEDULE C - REAL ESTATE OWNED
----------------------------------------------------------------------------------------------------------------------------
                      Address & Type of                                                            Mortgage       Mortgage
  Date Acquired           Property            Title In The Name of     Cost     Market Value        Amount        Maturity
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


SCHEDULE D - BANKS OR FINANCE COMPANIES WHERE CREDIT HAS BEEN OBTAINED
-------------------------------------------------------------------------------------------------------------
  Name & Address of                                                                              Origination
       Lender        Secured or Unsecured?  Credit In The Name Of  High Credit  Current Balance      Date
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

The undersigned client ("Client") certifies that each side of Statement of Financial Condition has been carefully read and that the information inserted herein is true and correct. If there is any material change Client's financial condition, Client will immediately notify UBS PaineWebber of such change in writing. Client hereby authorizes UBS PaineWebber to contact such banks, financial institutions, trade references, and credit agencies as UBS PaineWebber shall deem appropriate for verification of the information contained herein. Acceptance of these terms does not guarantee that the account applied for will be approved or, if approved, allowed to be maintained.


     ------------------------------------             --------------------------
       APPLICANT'S SIGNATURE OR                         DATE
       AUTHORIZED SIGNATURE



     ------------------------------------             --------------------------
       JOINT APPLICANT'S SIGNATURE                      DATE

                                                                     ------
[UBS/PaineWebber Logo]      CONSENT TO CREDIT CHECK                    BC
ACCOUNT NUMBER                                                       ------

-- ---------- --

Client hereby acknowledges and consents to UBS PaineWebber's right to verify, at any time and from time to time, the financial information provided in connection with Client's application to open and maintain any and all accounts with UBS PaineWebber, and authorizes UBS PaineWebber to contact such banks, financial institutions, trade references, and credit reporting agencies as UBS PaineWebber deems appropriate. Upon Client's written request, UBS PaineWebber will provide the name and address of any consumer credit reporting agency contacted in connection with Client's accounts application or the continued maintenance of any account with UBS PaineWebber.

Acceptance of these terms does not guarantee that the account applied for will be approved or, if approved, allowed to be maintained.



     ------------------------------------             --------------------------
       AUTHORIZED SIGNATURE                             DATE



     ------------------------------------             --------------------------
       JOINT APPLICANT'S SIGNATURE                      DATE

                                                                     ------
[UBS/PaineWebber Logo]    FOREIGN CURRENCY ADDENDUM                    KA
ACCOUNT NUMBER                                                         FX
                                                                     ------
-- ---------- --

This Addendum supplements the terms and conditions of the Commodity Futures Client Agreement ("Agreement") entered into by and between Client and UBS PaineWebber Inc. ("UBSPW"), a registered broker-dealer and futures commission merchant.

In consideration of UBSPW agreeing to enter into various forward and spot foreign currency and foreign currency options transactions (collectively "Foreign Currency Contracts") with Client, the parties agree as follows:

1. RELATIONSHIP TO AGREEMENT. Except as otherwise provided in this Addendum, the terms and conditions of the Agreement shall remain in full force and effect, and shall apply to all Foreign Currency Contracts that UBSPW may transact with Client. If there are any conflicts between the terms and conditions of the Agreement and this Addendum, the terms and conditions of this Addendum will govern with respect to Foreign Currency Contracts.

2. FOREIGN CURRENCY CONTRACTS. The Client will open an account Client's name at UBSPW to carry Client's Foreign Currency Contracts (the "Foreign Currency Account"). UBSPW reserves the right to require Client to deposit collateral in the Foreign Currency Account with respect to transactions in Foreign Currency Contracts. UBSPW will act as principal with respect to Client's Foreign Currency Contracts. Client acknowledges that Foreign Currency Contracts are not traded on or guaranteed by a regulated exchange or its clearing house and accordingly, acknowledges that trading in Foreign Currency Contracts is not subject to the same regulatory or financial protections as is trading in futures contracts, cash instruments, or securities. Client represents and warrants that (a) Client and the persons executing this Agreement on its behalf are authorized to enter into this Agreement and to engage in and effectuate transactions in Foreign Currency Contracts, as contemplated by Client's enabling documents, internal policies and any laws applicable to Client, (b) it understands that as principal opposite UBSPW the parties will each be relying on the creditworthiness of the other, (c) each Foreign Currency Contract will be individually negotiated as to its material economic terms, (d) any information, research or advice Client receives from UBSPW in connection with Foreign Currency Contracts or the Foreign Currency Account will not serve as the primary basis for any investment or trading decisions by Client, and UBSPW is not acting as an investment adviser, commodity trading advisor or fiduciary with respect to Client or the Foreign Currency Account, and (e) UBSPW will be entitled to rely on any instructions, notices and communications that it reasonably believes to have originated from Client, and Client shall be bound thereby.

3. LIMITS. This Addendum is not a commitment of UBSPW to enter into Foreign Currency Contracts generally or to enter into any specific Foreign Currency Contract. UBSPW shall have the right to set limits on the number of Foreign Currency Contracts that UBSPW will transact or carry for Client. UBSPW reserves the right to unilaterally and immediately modify such limits as, in UBSPW's good faith judgment, market and economic conditions warrant, including but not limited to the material downgrading of Client's credit rating. Additionally, UBSPW reserves the right, exercisable at any time when warranted by market conditions in UBSPW's sole discretion, to refuse to (a) accept Client's orders, or (b) quote a two-way market.

4. CONFIRMATIONS. Upon entering into a Foreign Currency Contract with Client, UBSPW shall send Client a confirmation specifying the amount of foreign currency bought or sold by Client against U.S. dollars or another foreign currency, the exchange rate, and the date on which, and the location where, the currency is to be delivered. Confirmations shall be conclusive and binding on Client unless Client promptly notifies UBSPW of any objection upon receipt of such confirmation.

5. SETTLEMENT. All Foreign Currency Contracts will be subject to collateral requirements as determined by UBSPW in its sole discretion and will be subject to the netting provisions set forth in Section 8 below. All payments due under a Foreign Currency Contract shall be made on the delivery date specified in the confirmation in immediately available funds in the designated currency. In the event that either party's performance of its payment obligations is interrupted or delayed by reason of war, riot, civil commotion, sovereign conduct or other acts of state, the time of performance of such party's obligations shall be extended for the period of such interruption.

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6. SECURITY INTEREST. As security for the payment of all liabilities or indebtedness presently outstanding or to be incurred under this or any other agreement between UBSPW and Client, Client grants UBSPW a security interest in any and all property (including, but not limited to, securities, money, stocks, options, bonds, notes, futures contracts, commodities, commercial paper, certificates of deposit and other obligations, contracts, all other property usually and customarily dealt in by brokerage firms and any other property that can be recorded in any of Client's accounts with UBSPW) belonging to Client or in which Client may have any legal, equitable or other interest held by UBSPW or carried in any of Client's accounts with UBSPW. All Property shall be subject to such security interest as collateral for the discharge of Client's obligations to UBSPW, wherever or however arising and without regard to whether or not UBSPW made loans with respect to such Property. In enforcing UBSPW's security interest, UBSPW shall have the sole discretion to determine the amount, order and manner of Property to be sold and shall have all the rights and remedies available to a secured party under the Uniform Commercial Code. Without UBSPW's prior written consent, Client will not cause or allow any of the Property held in any of Client's accounts with UBSPW, whether now owned or hereafter acquired, to be or become subject to any liens, security interests, mortgages or encumbrances of any nature other than UBSPW's security interest therein.

7. AUTHORIZATION TO TRANSFER FUNDS. Client agrees that UBSPW may transfer among any and all accounts maintained by Client at UBSPW Client's funds or securities that may be required to avoid margin calls, satisfy collateral requirements, reduce debit balances or for any other reason that is not in conflict with applicable law. UBSPW will confirm any such transfers to Client in writing.

8. NETTING PROVISIONS.

(a) Netting by Novation. Each Foreign Currency Contract entered into between Client and UBSPW will immediately, upon its being entered into, be netted with all then existing Foreign Currency Contracts between Client and UBSPW for the same paired currencies having the same delivery date so as to constitute a single Foreign Currency Contract.

(b) Payment Netting. If on any delivery date more than one delivery of a particular currency is to be made between Client and UBSPW pursuant to a Foreign Currency Contract, each party shall aggregate the amounts deliverable by it and only the difference, if any, between these aggregate amounts shall be delivered by the party owing the larger amount to the other party.

(c) Discharge and Termination of Options. Any call option or any put option written by a party will automatically be terminated and discharged, in whole or in part, as applicable, against a call option or a put option, respectively, written by the other party, such termination and discharge to occur automatically upon the payment in full of the premium payable in respect of such options; PROVIDED that such termination and discharge may occur only in respect of options:

      (i) each being with respect to the same put currency and the same call currency;

      (ii)  each having the same expiration date and expiration time;

      (iii) each being of the same style, i.e. both being America Style options or both being European Style options;

      (iv)  each having the same strike price; and

      (v) neither of which shall have been exercised by delivery of a notice of exercise;

      and, upon the occurrence of such termination and discharge, neither party shall have any further obligation to the other party in respect of the relevant options or, as the case may be, parts thereof so terminated and discharged. In the case of a partial

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      termination and discharge (i.e., where the relevant options are for different amounts of the currency), the remaining portion of the option that is partially discharged shall continue to be an option for all purposes of this Addendum.

(d) Close-Out Netting. In the event Client: (i) fails timely to honor a request for collateral or additional collateral, (ii) defaults in the payment or performance of any obligation to UBSPW under this Addendum or any other agreement with UBSPW, (iii) becomes the subject of a bankruptcy, insolvency or other similar proceeding, or
      (iv) fails to pay its debts generally as they become due, UBSPW shall be entitled in its reasonable discretion, immediately and at any time to close-out all Client's Foreign Currency Contracts, and may in its reasonable discretion at any time or from time to time liquidate all or some of Client's collateral in UBSPW's possession or control on any commercially reasonable basis and apply the proceeds of such collateral to any amounts owing by Client to UBSPW resulting from the close-out of such Foreign Currency Contracts.

(e) Close-Out Valuation. Any close-out of Foreign Currency Contracts pursuant to sub-section (d) shall be accomplished by UBSPW: (i) closing-out each such Foreign Currency Contract so that each such Foreign Currency Contract is cancelled and calculating settlement amounts equal to the difference between the market value (as determined by UBSPW in good faith) and contract value of the Foreign Currency Contract or, in the case of options, settlement amounts equal to the current market premium for a comparable option (as determined by UBSPW in good faith); (ii) discounting each settlement amount then due to present value at the time of close-out (to take into account the period between the dale of close-out and the maturity date of the relevant liquidated Foreign Currency Contract using an interest rate equal to UBSPW's cost of funds as determined by UBSPW in good faith); (iii) calculating an aggregate settlement payment in an amount equal to the net amount of such discounted settlement amounts as is then due from one party to the other; and
      (iv) setting off the settlement payments, if any, that UBSPW owes Client as a result of such liquidation and all collateral held by or for UBSPW against the settlement payments, if any, that Client owes to UBSPW as a result of such close-out; so that all such amounts are netted to a single liquidated amount payable by one party to the other party, as appropriate, on the business day following the close-out.

      Notwithstanding anything to the contrary set forth above regarding UBSPW's rights to close-out and value Foreign Currency Contracts, if an event specified in clause (iii) of sub-section (d) has occurred, then upon the occurrence of such event, all outstanding Foreign Currency Contracts will be deemed to have been automatically terminated as of the time immediately preceding the institution of the relevant proceeding, or the presentation of the relevant petition upon the occurrence with respect to Client of such specified event.

      The rights of UBSPW under this sub-sections (d) and (e) shall be in addition to, and not in limitation or exclusion of any other rights that UBSPW may have (whether by agreement, operation of law or otherwise).

9. ADEQUATE ASSURANCES. The failure by Client to provide adequate assurances of its ability to perform any of its obligations under this Addendum within two business days of a written request to do so when UBSPW has reasonable grounds for insecurity shall constitute an event of default under this Addendum, in which case during the pendency of UBSPW's reasonable request to Client for adequate assurances of Client's ability to perform its obligations under the Addendum, UBSPW may, at its election and without penalty, suspend its obligations under the Addendum.

10. DISPUTE RESOLUTION. Any dispute between Client and UBSPW relating to Client's Foreign Currency Contracts shall be settled in accordance with the

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dispute resolution section of the Client's Futures Account Agreement.

11. GOVERNING LAW. The interpretation and enforcement of this Addendum and the rights, obligations and remedies of the parties shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of choice of law.

12. BINDING EFFECT. This Addendum and the Foreign Currency Contracts entered into hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign or transfer any rights or obligations arising under this Addendum or any Foreign Currency Contract entered into hereunder except that UBSPW may assign or delegate to any affiliate of UBSPW any of UBSPW's rights or obligations hereunder or under any Foreign Currency Contract.

13. UNDERSTANDING OF RISKS. Client represents to UBSPW on the date on which it enters into a Foreign Currency Contract that it has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of such Foreign Currency Contract and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks. Client further acknowledges that Client has received, read and understands the UBSPW "Foreign Currency Transactions Risk Disclosure Statement" attached hereto.



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       APPLICANT'S SIGNATURE OR                         DATE
       AUTHORIZED SIGNATURE


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       JOINT APPLICANT'S SIGNATURE                      DATE

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